                                                                       Exhibit 2
                                                                       ---------

                      SAXON ASSET SECURITIES TRUST 1999-3

                    MORTGAGE LOAN ASSET BACKED CERTIFICATES


                                 SERIES 1999-3



                                TRUST AGREEMENT


                          dated as of August 1, 1999


                                     among


                        SAXON ASSET SECURITIES COMPANY,

                                 as Depositor


                             SAXON MORTGAGE, INC.,

                              as Master Servicer


                                      and


                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,

                                  as Trustee

                               TABLE OF CONTENTS

Article I Definitions....................................................................................    1

     Section 1.01.  Standard Terms; Section References...................................................    1

     Section 1.02.  Defined Terms........................................................................    3

Article II Formation of Trust; Conveyance of Mortgage Loans..............................................   24

     Section 2.01.  Conveyance of Mortgage Loans.........................................................   24

     Section 2.02.  Purchase of Subsequent Mortgage Loans................................................   24

     Section 2.03.  Pre-Funding Account and Capitalized Interest Account.................................   27

Article III Remitting to Certificateholders..............................................................   28

     Section 3.01.  Subaccount Distributions.............................................................   28

     Section 3.02.  Certificate Distributions............................................................   29

     Section 3.03.  Reports to the Depositor:............................................................   33

     Section 3.04.  Reports by Master Servicer...........................................................   34

Article IV The Certificates..............................................................................   35

     Section 4.01.  The Certificates.....................................................................   35

     Section 4.02.  Denominations........................................................................   36

Article V Miscellaneous Provisions.......................................................................   37

     Section 5.01.  Request for Opinions.................................................................   37

     Section 5.02.  Form of Certificates; Schedules and Exhibits; Governing Law..........................   37

     Section 5.03.  REMIC Administration.................................................................   38

     Section 5.04.  Optional Termination.................................................................   39

     Section 5.05.  Master Servicer; Certificate Registrar and Paying Agent..............................   39

Schedule I:     The Mortgage Loans:  A.    Group I Mortgage Loans
                                     B.    Group II Mortgage Loans
Schedule II:    Sales Agreement and Servicing Agreement
Schedule III:   Form of Subsequent Sales Agreement
Exhibit AF:     1:  Form of Class AF-1 Certificate
                2:  Form of Class AF-2 Certificate
                3:  Form of Class AF-3 Certificate
                4:  Form of Class AF-4 Certificate
                5:  Form of Class AF-5 Certificate
                6:  Form of Class AF-6 Certificate
Exhibit MF:     1:  Form of Class MF-1 Certificate
                2:  Form of Class MF-2 Certificate
Exhibit BF:     1:  Form of Class BF-1 Certificate
                2:  Form of Class BF-1A Certificate
Exhibit AV      1:  Form of Class AV-1 Certificate
                2:  Form of Class AV-2 Certificate
Exhibit MV:     1:  Form of Class MV-1 Certificate
                2:  Form of Class MV-2 Certificate
Exhibit BV:     1:  Form of Class BV-1 Certificate
                2:  Form of Class BV-1A Certificate
Exhibit C:          Form of Class C Certificate
Exhibit R:          Form of Class R Certificate
Exhibit I:          Reportable Exceptions

                                TRUST AGREEMENT

     THIS TRUST AGREEMENT dated as of August 1, 1999 (this "Agreement"), among SAXON ASSET SECURITIES COMPANY, a Virginia corporation (the "Depositor"), SAXON MORTGAGE, INC., a Virginia corporation, as Master Servicer (the "Master Servicer"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, as Trustee, under this Agreement and the Standard Terms to Trust Agreement (July 1998 Edition) (the "Standard Terms"), all the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Agreement as if set forth herein in full (this Agreement with the Standard Terms so incorporated, the "Trust Agreement").

                             PRELIMINARY STATEMENT

     The Board of Directors of the Depositor has duly authorized the formation of a trust (the "Trust") to issue a series of asset backed certificates with an aggregate initial Certificate Principal Balance of $849,999,750 to be known as the Saxon Asset Securities Trust 1999-3, Mortgage Loan Asset Backed Certificates, Series 1999-3 (the "Certificates"). The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the following: the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1, Class BV-1A, Class C and Class R Certificates.

     In accordance with Section 10.01 of the Standard Terms, the Trustee will make elections to treat certain assets of the Trust as real estate mortgage investment conduits for federal income tax purposes.

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Master Servicer and the Trustee agree as follows:

                                   Article I
                                  Definitions

     Section 1.01.  Standard Terms; Section References.


     (a) The Standard Terms prescribe the duties, responsibilities and obligations of the Depositor, the Master Servicer and the Trustee with respect to the Certificates. The Depositor, the Master Servicer, and the Trustee agree to observe and perform such duties, responsibilities and obligations to the extent they are not inconsistent with the provisions of this Agreement and acknowledge that, except to the extent inconsistent with the provisions of this Agreement, the Standard Terms as of the Closing Date, as modified by Sections
1.01 and 1.02 hereof, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

     (b) Unless otherwise specified herein, all references in this Agreement to sections shall mean sections contained in this Agreement.

     (c) Upon the occurrence of a Group I or Group II Trigger Event, the Trustee shall advise the Certificateholders of that fact and, if requested to do so by the holders of Certificates representing a majority of the Voting Rights, the Trustee shall terminate Meritech as the Servicer.

     (d) The definition of "Guide" in the Standard Terms is amended to read as follows:

          "Unless otherwise provided in the Trust Agreement, the SMI Underwriting Manual and Shipping Manual, as supplemented and amended from time to time through the Closing Date."

     (e) The definition of "Trustee Mortgage Loan File" in the Standard Terms is amended to:

          (i) add the following immediately after the words "original Mortgage Note" in subparagraph (a):

                 "or lost note affidavits in lieu thereof, provided the total original principal balances of such Mortgage Loans evidenced by such affidavits do not exceed in the aggregate 5% of the total original principal balances of the Mortgage Loans on the Mortgage Loan Schedule;

          (ii) add the following immediately after the words "buydown agreement" in subparagraph (a) and immediately after the words "or riders thereto" in subparagraph (b):

                 "in each case as has been identified on the Mortgage Loan Schedule"

          (iii) add the following immediately after the words "endorsements from the originator" in subparagraph (a) and immediately after the words "related Services, Trustee or Custodian, as applicable," in subparagraph (c):

                 "(provided, however, that SMI may direct such originator to endorse the Mortgage Note directly to the Custodian pursuant to the Guide)" and

          (iv) add the following immediately after the words "assignment of the Security Instrument" in subparagraph (c) and (d) :

                 ",regardless of the date of such assignment or the date of the acknowledgment thereon,"

     (f) Section 2.02(b)(iv) of the Standard Terms is amended to read as follows:

          "(iv) such documents have been reviewed by it, or by a Custodian on its behalf, relate to such Mortgage Loan and are not torn or mutilated; and"

     (g) Section 2.02 of the Standard Terms is amended by adding a new paragraph (g) at the end to read as follows:

          "(g) During the Custodian"s review, the Custodian will report the exceptions set forth on Exhibit I hereto and shall be under no duty or obligation to report any other exceptions to a Mortgage File. Exhibit I may be replaced from time to time with the consent of the Depositor, the Trustee and the Master Servicer."

     (h) Section 2.02(b)(v)(D) of the Standard Terms is amended to add the following immediately after the words "Instrument from the Seller":

          ", or from the originator of the related Mortgage Loan to the Custodian as the case may be,"

     (i) Section 3.06 of the Standard Terms is amended by adding a new paragraph at the end to read as follows:

          "The Master Servicer or Servicer may provide an electronic transmission for release of documents in a form, which complies in all respects to the requirements of FNMA or GNMA or in a form mutually acceptable to the Custodian and either the Master Servicer or Servicer, and is agreed to in advance of initial transmission by both the Master Servicer or Servicer, as applicable, and the Custodian, containing information readable without intervention by the Custodian"s data processing operations computer hardware and software staff, and arranged in a record layout to be specified by the Custodian. The Master Servicer and Servicer agree to maintain and control access to electronic signature information and assume liability for any unauthorized use thereof. The Master Servicer and Servicer also agree to maintain accurate records of electronic transactions related to the Mortgage Files. For purposes of this Agreement the term "electronic signature" is defined as an "electronic identifier intended by the person using it to have the same force and effect as the use of a manual signature."

     Section 1.02.  Defined Terms.

     Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms. In addition, the following provisions shall govern the defined terms set forth below for the Trust Agreement. If a term defined in the Standard Terms is also defined herein, the definition herein shall control.

     "Accrual Period": With respect to the Group I Certificates (other than the Class AF-1 Certificates) and the Class BV-1A Certificates and any Distribution Date, the calendar month immediately preceding such Distribution Date; a "calendar month" shall be deemed to be 30 days. With respect to the Class AF-I Certificates and the Group II Certificates (other than the Class BV-1A Certificates) and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding the current Distribution Date. All calculations of interest on the Group I Certificates (other than the Class AF-1 Certificates) and the Class BV-1A Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months and all calculations of interest on the Class AF-I Certificates and the Group II Certificates (other than the Class BV-1A Certificates) will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a year of 360 days.

     "Book-Entry Certificates": The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates except to the extent provided in Section 5.03 of the Standard Terms.

     "Capitalized Interest Account": The account created and maintained with the Paying Agent by the Trust pursuant to Section 2.03.

     "Capitalized Interest Requirement": With respect to each Distribution Date to and including the Distribution Date immediately following the end of the Funding Period, the excess of (i) the Current Interest for such Distribution Date over (ii) the Interest Funds for the related Master Servicer Remittance Date.

     "Certificate": Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1, Class BV-1A, Class C and Class R Certificates.

     "Certificate Registrar": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

     "Class": Any of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1, Class BV-1A, Class C and Class R.

     "Certificate Definitions":

          "Group I Certificates":

 "Class AF-1 Certificate":  Any    "Class AF-2 Certificate":  Any      "Class AF-3 Certificate":  Any
Certificate designated as a       Certificate designated as a         Certificate designated as a
"Class AF-1 Certificate" on       "Class AF-2 Certificate" on the     "Class AF-3 Certificate" on the
the face thereof, in the form     face thereof, in the form of        face thereof, in the form of
of Exhibit AF-1 hereto,           Exhibit AF-2 hereto, representing   Exhibit AF-3 hereto, representing
representing the right to         the right to distributions as set   the right to distributions as set
distributions as set forth        forth herein.                       forth herein.
herein.

 "Class AF-1 Certificate           "Class AF-2 Certificate Principal   "Class AF-3 Certificate Principal
Principal Balance":  The          Balance":  The Certificate          Balance": The Certificate
Certificate Principal Balance     Principal Balance of the Class      Principal Balance of the Class
of the Class AF-1 Certificates.   AF-2 Certificates.                  AF-3 Certificates.

 "Class AF-1 Current Interest":    "Class AF-2 Current Interest":      "Class AF-3 Current Interest":
With respect to any               With respect to any Distribution    With respect to any Distribution
Distribution Date, the interest   Date, the interest accrued on the   Date, the interest accrued on the
accrued on the Class AF-1         Class AF-2 Certificate Principal    Class AF-3 Certificate Principal
Certificate Principal Balance     Balance immediately prior to such   Balance immediately prior to such
immediately prior to such         Distribution Date during the        Distribution Date during the
Distribution Date during the      related Accrual Period at the       related Accrual Period at the
related Accrual Period at the     Class AF-2 Pass-Through Rate plus   Class AF-3 Pass-Through Rate plus
Class AF-1 Pass-Through Rate      any amount previously distributed   any amount previously distributed
plus any amount previously        with respect to interest            with
distributed with respect to
interest

for Class AF-1 that is            for Class AF-2 that is recovered    with respect to interest for
recovered during the related      during the related Accrual Period   during the Class AF-3 that is
Accrual Period as a voidable      as a voidable preference by a       recovered related Accrual Period
preference by a trustee in        trustee in bankruptcy pursuant to   as a voidable preference by a
bankruptcy pursuant to a final    a final non-appealable order.       trustee in bankruptcy pursuant to
non-appealable order.                                                 a final non-appealable order.


 "Class AF-1 Interest Carry         "Class AF-2 Interest Carry          "Class AF-3 Interest Carry
Forward Amount": With respect     Forward Amount": With respect to    Forward Amount": With respect to
to each Distribution Date, the    each Distribution Date, the sum     each Distribution Date, the sum
sum of (i) the excess of (A)      of (i) the excess of (A) Class      of (i) the excess of (A) Class
Class AF-1 Current Interest       AF-2 Current Interest with          AF-3 Current Interest with
with respect to prior             respect to prior Distribution       respect to prior Distribution
Distribution Dates over (B) the   Dates over (B) the amount           Dates over (B) the amount
amount actually distributed to    actually distributed to Class       actually distributed to Class
Class AF-1 with respect to        AF-2 with respect to interest on    AF-3 with respect to interest on
interest on such prior            such prior Distribution Dates and   such prior Distribution Dates and
Distribution Dates and (ii)       (ii) interest thereon at the        (ii) interest thereon at the
interest thereon at the Class     Class AF-2 Pass-Through Rate for    Class AF-3 Pass-Through Rate for
AF-1 Pass-Through Rate for the    the related Accrual Period.         the related Accrual Period.
related Accrual Period.

 "Class AF-1 Pass-Through Rate":    "Class AF-2 Pass-Through Rate":     "Class AF-3 Pass-Through Rate":
With respect to any               With respect to each Distribution   With respect to each Distribution
Distribution Date, the lesser     Date, 7.010% per annum.             Date, 7.205% per annum.
of (x) One Month LIBOR plus
0.250% per annum and (y) the
Group I Available Funds Cap for
such Distribution Date.

 "Class AF-4 Certificate":  Any    "Class AF-5 Certificate":  Any      "Class AF-6 Certificate":  Any
Certificate designated as a       Certificate designated as a         Certificate designated as a
"Class AF-4 Certificate" on       "Class AF-5 Certificate" on the     "Class AF-6 Certificate" on the
the face thereof, in the form     face thereof, in the form of        face thereof, in the form of
of Exhibit AF-4 hereto,           Exhibit AF-5 hereto, representing   Exhibit AF-6 hereto, representing
representing the right to         the right to distributions as set   the right to distributions as set
distributions as set forth        forth herein.                       forth herein.
herein.

 "Class AF-4 Certificate            "Class AF-5 Certificate Principal   "Class AF-6 Certificate Principal
Principal Balance":  The          Balance": The Certificate           Balance": The Certificate
Certificate Principal Balance     Principal Balance of the Class      Principal Balance of the Class
of the Class AF-4 Certificates.   AF-5 Certificates.                  AF-6 Certificates.

 "Class AF-4 Current Interest":     "Class AF-5 Current Interest":      "Class AF-6 Current Interest":
With respect to any               With respect to any Distribution    With respect to any Distribution
Distribution Date, the interest   Date, the interest accrued on the   Date, the interest accrued on the
accrued on the Class AF-4         Class AF-5 Certificate Principal    Class AF-6 Certificate Principal
Certificate Principal Balance     Balance immediately prior to such   Balance immediately prior to such
immediately prior to such         Distribution Date during the        Distribution Date during the
Distribution Date during the      related Accrual Period at the       related Accrual Period at the
related Accrual Period at the     Class AF-5 Pass-Through Rate plus   Class AF-6 Pass-Through Rate plus
Class AF-4 Pass-Through Rate      any amount previously distributed   any amount previously distributed
plus any amount previously        with respect to interest for        with respect to interest for
distributed with respect to       Class AF-5 that is recovered        Class AF-6 that is recovered
interest for Class AF-4 that is   during the related Accrual Period   during the related Accrual Period
recovered during the related      as a voidable preference by a       as a voidable preference by a
Accrual Period as a voidable      trustee in bankruptcy pursuant to   trustee in bankruptcy pursuant to
preference by a trustee in        a final non-appealable order.       a final non-appealable order.
bankruptcy pursuant to a final
non-appealable order.

  "Class AF-4 Interest Carry         "Class AF-5 Interest Carry          "Class AF-6 Interest Carry
Forward Amount": With respect     Forward Amount": With respect to    Forward Amount": With respect to
to each Distribution Date, the    each Distribution Date, the sum     each Distribution Date, the sum
sum of (i) the excess of (A)      of (i) the excess of (A) Class      of (i) the excess of (A) Class
Class AF-4 Current Interest       AF-5 Current Interest with          AF-6 Current Interest with
with respect to prior             respect to prior Distribution       respect to prior Distribution
Distribution Dates over (B) the   Dates over (B) the amount           Dates over (B) the amount
amount actually distributed to    actually distributed to Class       actually distributed to Class
Class AF-4 with respect to        AF-5 with respect to interest on    AF-6 with respect to interest on
interest on such prior            such prior Distribution Dates and   such prior Distribution Dates and
Distribution Dates and (ii)       (ii) interest thereon at the        (ii) interest thereon at the
interest thereon at the Class     Class AF-5 Pass-Through Rate for    Class AF-6 Pass-Through Rate for
AF-4 Pass-Through Rate for the    the related Accrual Period.         the related Accrual Period.
related Accrual Period.

  "Class AF-4 Pass-Through Rate":    "Class AF-5 Pass-Through Rate":     "Class AF-6 Pass-Through Rate":
With respect to each              With respect to each Distribution   With respect to each Distribution
Distribution Date, 7.550% per     Date, the lesser of (i) 7.900%      Date, the lesser of (i) 7.525%
annum.                            per annum plus, after the Initial   per annum and (ii) the Group I
                                  Optional Termination Date, 0.50%    Net Rate for such date.
                                  and (ii) the Group I Net Rate for
                                  such date.

  "Class AF-6 Principal Distribution Amount": With respect to any Distribution Date, the product of (i) a fraction the numerator of which is the Class AF-6 Certificate Principal Balance and the denominator of which is the Group I Class A Certificate Principal Balance, in each case immediately prior to such Distribution Date, (ii) the Group I Class A Principal Distribution Amount for such Distribution Date and (iii) the applicable percentage for such Distribution Date set forth below:

          Distribution Date                 Percentage
          ------------------                ----------

    September 1999 " August 2002                0%
    September 2002 " August 2004               45%
    September 2004 " August 2005               80%
    September 2005 " August 2006              100%
    September 2006 and thereafter             300%


 "Class MF-1 Applied Realized       "Class MF-2 Applied Realized Loss   "Class BF-1 Applied Realized Loss
Loss Amount":  As to any          Amount":  As to any Distribution     Amount":  As to any Distribution
Distribution Date, the sum of     Date, the sum of the Realized        Date, the sum of the Realized
the Realized Losses with          Losses with respect to Group I       Losses with respect to Group I
respect to Group I which have     which have been applied in           which have been applied in
been applied in reduction of      reduction of the Certificate         reduction of the Certificate
the Certificate Principal         Principal Balance of the Class       Principal Balance of the Class
Balance of the Class MF-1         MF-2 Certificates pursuant to        BF-1 Certificates pursuant to
Certificates pursuant to          Section 3.02(h) hereof.              Section 3.02(h) hereof.
Section 3.02(h) hereof.

 "Class MF-1 Certificate": Any     "Class MF-2 Certificate":  Any       "Class BF-1 Certificate":  Any
Certificate designated as a       Certificate designated as a          Certificate designated as a
"Class MF-1 Certificate" on       "Class MF-2 Certificate" on the      "Class BF-1 Certificate" on the
the face thereof, in the form     face thereof, in the form of         face thereof, in the form of
of Exhibit MF-1 hereto,           Exhibit MF-2 hereto, representing    Exhibit BF-1 hereto, representing
representing the right to         the right to distributions as set    the right to distributions as set
distributions as set forth        forth herein.                        forth herein.
herein.

  "Class MF-1 Certificate            "Class MF-2 Certificate Principal        "Class BF-1 Certificate Principal
Principal Balance": The           Balance": The Certificate                Balance": The Certificate
Certificate Principal Balance     Principal Balance of the Class           Principal Balance of the Class
of the Class MF-1 Certificates    MF-2 Certificates less any Class         BF-1 Certificates less any Class
less any Class MF-1 Unpaid        MF-2 Unpaid Realized Loss Amount.        BF-1 Unpaid Realized Loss Amount.
Realized Loss Amount.

  "Class MF-1 Current Interest":     "Class MF-2 Current Interest":           "Class BF-1 Current Interest":
With respect to any               With respect to any Distribution         With respect to any Distribution
Distribution Date, the interest   Date, the interest accrued on the        Date, the interest accrued on the
accrued on the Class MF-1         Class MF-2 Certificate Principal         Class BF-1 Certificate Principal
Certificate Principal Balance     Balance immediately prior to such        Balance immediately prior to such
immediately prior to such         Distribution Date during the             Distribution Date during the
Distribution Date during the      related Accrual Period at the            related Accrual Period at the
related Accrual Period at the     Class MF-2 Pass-Through Rate plus        Class BF-1 Pass-Through Rate plus
Class MF-1 Pass-Through Rate      any amount previously distributed        any amount previously distributed
plus any amount previously        with respect to interest for             with respect to interest for
distributed with respect to       Class MF-2 that is recovered             Class BF-1 that is recovered
interest for Class MF-1 that is   during the related Accrual Period        during the related Accrual Period
recovered during the related      as a voidable preference by a            as a voidable preference by a
Accrual Period as a voidable      trustee in bankruptcy pursuant to        trustee in bankruptcy pursuant to
preference by a trustee in        a final non-appealable order.            a final non-appealable order.
bankruptcy pursuant to a final
non-appealable order.

  "Class MF-1 Interest Carry         "Class MF-2 Interest Carry               "Class BF-1 Interest Carry
Forward Amount": With respect     Forward Amount": With respect to         Forward Amount": With respect to
to each Distribution Date, the    each Distribution Date, the sum          each Distribution Date, the sum
sum of (i) the excess of (A)      of (i) the excess of (A) Class           of (i) the excess of (A) Class
Class MF-1 Current Interest       MF-2 Current Interest with               BF-1 Current Interest with
with respect to prior             respect to prior Distribution            respect to prior Distribution
Distribution Dates over (B) the   Dates over (B) the amount                Dates over (B) the amount
amount actually distributed to    actually distributed to Class            actually distributed to Class
Class MF-1 with respect to        MF-2 with respect to interest on         BF-1 with respect to interest on
interest on such prior            such prior Distribution Dates and        such prior Distribution Dates and
Distribution Dates and (ii)       (ii) interest thereon at the             (ii) interest thereon at the
interest thereon at the Class     Class MF-2 Pass-Through Rate for         Class BF-1 Pass-Through Rate for
MF-1 Pass-Through Rate for the    the related Accrual Period.              the related Accrual Period.
related Accrual Period.

  "Class MF-1 Pass-Through Rate":    "Class MF-2 Pass-Through Rate":          "Class BF-1 Pass-Through Rate":
With respect to each              With respect to each Distribution        With respect to each Distribution
Distribution Date, the lesser     Date, the lesser of (i) 8.285%           Date, the lesser of (i) 9.450%
of (i) 7.745% per annum plus,     per annum plus, after the Initial        per annum and (ii) the Group I
after the Initial Optional        Optional Termination Date, 0.50%         Net Rate on such date.
Termination Date, 0.50% and       and (ii) the Group I Net Rate on
(ii) the Group I Net Rate on      such date.
such date.

  "Class MF-1 Unpaid Realized Loss   "Class MF-2 Unpaid Realized Loss         "Class BF-1 Unpaid Realized Loss
Amount":  As to any               Amount":  As to any Distribution         Amount":  As to any Distribution
Distribution Date, the excess     Date, the excess of (i) the Class        Date, the excess of (i) the Class
of (i) the Class MF-1 Applied     MF-2 Applied Realized Loss Amount        BF-1 Applied Realized Loss Amount
Realized Loss Amount over (ii)    over (ii) the sum of all                 over (ii) the sum of all
the sum of all increases in the   increases in the Class MF-2              increases in the Class BF-1
Class MF-1 Certificate            Certificate Principal Balance on         Certificate Principal Balance on
Principal Balance on all          all previous Distribution Dates          all previous Distribution Dates
previous Distribution Dates       pursuant to Section 3.02(j) hereof.      pursuant to Section 3.02(j)
pursuant to Section 3.02(j)                                                hereof.
hereof.

 "Class BF-1A Applied Realized
Loss Amount":  As to any
Distribution Date, the sum of
the Realized Losses with
respect to Group I which have
been applied in reduction of
the Certificate Principal
Balance of the Class BF-1A
Certificates pursuant to
Section 3.02(h) hereof.

 "Class BF-1A Certificate":  Any
Certificate designated as a
"Class BF-1A Certificate" on
the face thereof, in the form
of Exhibit BF-1A hereto,
representing the right to
distributions as set forth
herein.

 "Class BF-1A Certificate
Principal Balance": The
Certificate Principal Balance
of the Class BF-1A Certificates
less any Class BF-1A Unpaid
Realized Loss Amount.

 "Class BF-1A Current Interest":
With respect to any
Distribution Date, the interest
accrued on the Class BF-1A
Certificate Principal Balance
immediately prior to such
Distribution Date during the
related Accrual Period at the
Class BF-1A Pass-Through Rate
plus any amount previously
distributed with respect to
interest for Class BF-1A that
is recovered during the related
Accrual Period as a voidable
preference by a trustee in
bankruptcy pursuant to a final
non-appealable order.

 "Class BF-1A Interest Carry
Forward Amount": With respect
to each Distribution Date, the
sum of (i) the excess of (A)
Class BF-1A Current Interest
with respect to prior
Distribution Dates over (B) the
amount actually distributed to
Class BF-1A with respect to
interest on such prior
Distribution Dates and (ii)
interest thereon at the Class
BF-1A Pass-Through Rate for the
related Accrual Period.

 "Class BF-1A Pass-Through Rate":
With respect to each
Distribution Date, the lesser
of (i) 8.635% per annum and
(ii) the Group I Net Rate on
such date.

 "Class BF-1A Unpaid Realized
Loss Amount": As to any
Distribution Date, the excess
of (i) the Class BF-1A Applied
Realized Loss Amount over (ii)
the sum of all increases in the
Class BF-1A Certified Principal
Balance on all previous
Distribution Dates pursuant to
Section 3.02(j) hereof.


    "Group II Certificates":
 "Class AV-1 Certificate":  Any Certificate         "Class AV-2 Certificate":  Any Certificate
designated as a "Class AV-1 Certificate" on the   designated as a "Class AV-2 Certificate" on the
face thereof, in the form of Exhibit AV-1         face thereof, in the form of Exhibit AV-2 hereto
hereto representing the right to distributions    representing the right to distributions as set
as set forth herein.                              forth herein.

 "Class AV-1 Certificate Principal Balance": The    "Class AV-2 Certificate Principal Balance": The
Certificate Principal Balance of the Class AV-1   Certificate Principal Balance of the Class AV-2
Certificates.                                     Certificates.

 "Class AV-1 Certificates Carryover":  If on any    "Class AV-2 Certificates Carryover":  If on any
Distribution Date the Class AV-1 Pass-Through     Distribution Date the Class AV-2 Pass-Through Rate
Rate is based upon the Group II Available Funds   is based upon the Group II Available Funds Cap, the
Cap, the excess of (i) the amount of interest     excess of (i) the amount of interest the Class AV-2
the Class AV-1 Certificates would be entitled     Certificates would be entitled to receive on such
to receive on such Distribution Date had the      Distribution Date had the Class AV-2 Pass-Through
Class AV-1 Pass-Through Rate not been             Rate not been calculated based on the Group II
calculated based on the Group II Available        Available Funds Cap (but not more than the weighted
Funds Cap (but not more than the weighted         average of the Maximum Lifetime Mortgage Interest
average of the Maximum Lifetime Mortgage          Rates on the Mortgage
Interest Rates on the Mortgage

Loans in Group II less the Group II Servicing Fee Rate        Loans in Group II less the Group II Servicing Fee Rate
and the Group II Master Servicing Fee Rate) over (ii)         and the Group II Master Servicing Fee Rate) over (ii)
the amount of interest such Certificates received on          the amount of interest such Certificates received
such Distribution Date based on the Group II Available        on such Distribution Date based on the Group II
Funds Cap, together with the unpaid portion of any such       Available Funds Cap, together with the unpaid portion of
excess from prior Distribution Dates (and interest accrued    any such excess from prior Distribution Dates (and
thereon at the then applicable Pass-Through Rate, without     interest accrued thereon at the then applicable Pass-Through
giving effect to the Group II Available Funds Cap).           Rate, without giving effect to the Group II Available Funds Cap).


  "Class AV-1 Current Interest": With respect to any            "Class AV-2 Current Interest": With respect to any
Distribution Date, the interest accrued on the Class          Distribution Date, the interest accrued on the Class
AV-1 Certificate Principal Balance immediately prior          AV-2 Certificate Principal Balance immediately prior to
to such Distribution Date during the related Accrual          such Distribution Date during the related Accrual Period
Period at the Class AV-1 Pass Through Rate plus any           at the Class AV-2 Pass Through Rate plus any amount
amount previously distributed with respect to interest        previously distributed with respect to interest for Class
for Class AV-1 that is recovered during the related           AV-2 that is recovered during the related Accrual Period
Accrual Period as a voidable preference by a trustee in       as a voidable preference by a trustee in bankruptcy pursuant
bankruptcy pursuant to a final, nonappealable order;          to a final, nonappealable order; provided, however, Class
provided, however, Class AV-1 Current Interest shall not      AV-2 Current Interest shall not include any Class AV-2
include any Class AV-1 Certificates Carryover.                Certificates Carryover.

  "Class AV-1 Interest Carry Forward Amount"                    "Class AV-2 Interest Carry Forward Amount":
With respect to any Distribution Date, the sum of             With respect to any Distribution Date, the sum of
(i) the excess of (A) Class AV-1 Current Interest with        (i) the excess of (A) Class AV-2 Current Interest
respect to prior Distribution Dates (excluding any            with respect to prior Distribution Dates (excluding
Class AV-1 Certificates Carryover) over (B) the amount        any Class AV-2 Certificates Carryover) over (B) the
actually distributed to Class AV-1 with respect to            amount actually distributed to Class AV-2 with
interest (other than in respect of Class AV-1                 respect to interest (other than in respect of Class
Certificate Carryover) on such prior Distribution             AV-2 Certificate Carryover) on such prior Distribution
Dates and (ii) interest on such excess at the Class           Dates and (ii) interest on such excess at the Class AV-2
AV-1 Pass-Through Rate for the related Accrual Period.        Pass-Through Rate for the related Accrual Period.

  "Class AV-1 Pass-Through Rate": With respect to any           "Class AV-2 Pass-Through Rate": With respect to
Distribution Date, the lesser of (x) One Month LIBOR          any Distribution Date, the lesser of (x) One Month
plus, in the case of any Distribution Date prior              LIBOR plus, in the case of any Distribution Date prior
to the Initial Optional Termination Date, 0.320% per          to the Initial Optional Termination Date, 0.370% per
annum, or in the case of any Distribution Date that           annum, or in the case of any Distribution Date that
occurs on or after the Initial Optional Termination           occurs on or after the Initial Optional Termination
Date, plus 0.640% per annum and (y) the Group II              Date, plus 0.740% per annum and (y) the Group II
Available Funds Cap for such Distribution Date.               Available Funds Cap for such Distribution Date.

  "Class MV-1 Applied Realized Loss Amount": As                 "Class MV-2 Applied Realized Loss Amount": As
to any Distribution Date, the sum of the Realized             to any Distribution Date, the sum of the Realized
Losses with respect to Group II which have been               Losses with respect to Group II which have been applied in
applied in reduction of the Certificate Principal             reduction of the Certificate Principal Balance of the
Balance of the Class MV-1 Certificates pursuant to            Class MV-2 Certificates pursuant to Section 3.02(i) hereof.
Section 3.02(i) hereof.

  "Class MV-1 Certificate": Any Certificate                     "Class MV-2 Certificate": Any Certificate
designated as a "Class MV-1 Certificate" on the               designated as a "Class MV-2 Certificate" on the
face thereof, in the form of Exhibit MV-1 hereto              face thereof, in the form of Exhibit MV-2 hereto
representing the right to distributions as set                representing the right to distributions as set
forth herein.                                                 forth herein.

  "Class MV-1 Certificate Principal Balance": The               "Class MV-2 Certificate Principal Balance":
Certificate Principal Balance of the Class MV-1               The Certificate Principal Balance of the Class
Certificates less any Class MV-1 Unpaid Realized              MV-2 Certificates less any Class MV-2 Unpaid
Loss Amount.                                                  Realized Loss Amount.

  "Class MV-1 Certificates Carryover": If on any                "Class MV-2 Certificates Carryover": If on any
Distribution Date the Class MV- 1 Pass-Through Rate           Distribution Date the Class MV-2 Pass-Through Rate
is based upon the Group II Available Funds Cap, the           is based upon the Group II Available Funds Cap, the excess
excess of (i) the amount of interest the Class MV-1           of (I) the amount of interest the Class MV-2
Certificates would be entitled to receive on such             Certificates would be entitled to receive on such
Distribution Date had the Class MV-1 Pass-Through             Distribution Date had the Class MV-2 Pass-Through
Rate not been calculated based on the Group II                Rate not been calculated based on the Group II
Available Funds Cap (but not more than the weighted           Available Funds Cap (but not more than the weighted
average of the Maximum Lifetime Mortgage Interest             average of the Maximum Lifetime Mortgage
Rates on the Mortgage Loans in Group II less the Group        Interest Rates on the Mortgage Loans in Group II
II Servicing Fee Rate and the Group II Master Servicing       less the Group II Servicing Fee Rate and the Group
Fee Rate) over (ii) the amount of interest such               II Master Servicing Fee Rate) over (ii) the amount
Certificates received on such Distribution Date               of interest such Certificates received
based on the Group                                            on such Distribution Date based on the Group

II Available Funds Cap, together with the unpaid              II Available Funds Cap, Cap, together with the unpaid
portion of any such excess from Distribution Dates            portion of any such excess from prior Distribution
(and interest accrued thereon at the then applicable          prior Dates (and interest accrued thereon at the then
Pass-Through Rate, without giving effect to the               applicable Pass-Through Rate, without giving effect
Group II Available Funds Cap).                                to the Group II Available Funds Cap).

  "Class MV-1 Current Interest": With respect to                "Class MV-2 Current Interest": With respect to any
any Distribution Date, the interest accrued on the            Distribution Date, the interest accrued on the Class
Class MV-1 Certificate Principal Balance immediately          MV-2 Certificate Principal Balance immediately
prior to such Distribution Date during the related            prior to such Distribution Date during the related
Accrual Period at the Class MV-1 Pass Through Rate            Accrual Period at the Class MV-2 Pass Through Rate
plus any amount previously distributed with respect to        plus any amount previously distributed with respect to
interest for Class MV-1 that is recovered during the          interest for Class MV-2 that is recovered during the
related Accrual Period as a voidable preference by a          related Accrual Period as a voidable preference by a
trustee in bankruptcy pursuant to a final,                    trustee in bankruptcy pursuant to a final, nonappealable
nonappealable order; provided, however, Class MV-1            order; provided, however, Class MV-2 Current Interest shall not
Current Interest shall not include any Class MV-1             include any Class MV-2 Certificates Carryover.
Certificates Carryover.

  "Class MV-1 Interest Carry Forward Amount":  With             "Class MV-2 Interest Carry Forward Amount": With
respect to any Distribution Date,  the sum of (i) the         respect to each Distribution Date, the sum of (i) the
excess of (A) Class MV-1 Current Interest with respect to     excess of (A) Class MV-2 Current Interest with respect
prior Distribution Dates (excluding any Class MV-1            to prior Distribution Dates (excluding any Class MV-2
Certificates Carryover) over (B) the amount actually          Certificates Carryover) over (B) the amount actually
distributed to Class MV-1 with respect to interest  (other    distributed to Class MV-2 with respect to interest
than in respect of Class MV-1 Certificate Carryover) on       (other than in respect of Class MV-2 Certificate
such prior Distribution Dates and (ii) interest on such       Carryover) on such prior Distribution Dates and (ii)
excess at the Class MV-1 Pass-Through Rate for the            interest on such excess at the Class MV-2 Pass-Through
related Accrual Period.                                       Rate for the related Accrual Period.

  "Class MV-1 Pass-Through Rate": With respect to any           "Class MV-2  Pass-Through  Rate":  With respect to any
Distribution Date, the lesser of (x) One Month LIBOR          Distribution Date, the lesser of (x) One Month LIBOR
plus, in the case of any Distribution Date prior to the       plus, in the case of any Distribution Date prior to the
Initial Optional Termination Date, 0.590% per annum, or       Initial Optional Termination Date, 1.150% per annum, or
in the case of any Distribution Date that occurs on or        in the case of any Distribution Date that occurs on or
after the Initial Optional Termination Date, plus 0.885%      after the Initial Optional Termination Date, plus
per annum and (y) the Group II Available Funds Cap for        1.725% per annum and (y) the Group II Available Funds
such Distribution Date.                                       Cap for such Distribution Date.

  "Class MV-1 Unpaid Realized Loss Amount": As to any           "Class MV-2 Unpaid Realized Loss Amount": As to
Distribution Date, the excess of (i) the Class MV-1           any Distribution Date, the excess of (i) the Class MV-2
Applied Realized Loss Amount over (ii) the sum of all         Applied Realized Loss Amount over (ii) the sum of all
increases in the Class MV-1 Certificate Principal Balance     increases in the Class MV-2 Certificate Principal
on all previous Distribution Dates pursuant to Section        Balance on all previous Distribution Dates pursuant to
3.02(k) hereof.                                               Section 3.02(k) hereof.

  "Class BV-1A Applied  Realized Loss Amount:  As to any        "Class BV-1A Applied  Realized Loss Amount:  As to any
Distribution Date, the sum of the Realized Losses with        Distribution Date, the sum of the Realized Losses with
respect to Group II which have been applied in                respect to Group II which have been applied in
reduction of the Certificate Principal Balance of the         reduction of the Certificate Principal Balance of the
Class BV-1 Certificates pursuant to Section 3.02(i)           Class BV-1A Certificates pursuant to Section 3.02(i)
hereof.                                                       hereof.

  "Class BV-1  Certificate":  Any Certificate designated        "Class BV-1A Certificate": Any Certificate
as a "Class BV-1 Certificate" on the face thereof, in the     designated as a "Class BV-1A Certificate" on the face
form of Exhibit BV-1 hereto representing the right to         thereof, in the form of Exhibit BV-1A hereto
distributions as set forth herein.                            representing the right to distributions as set forth
                                                              herein.

  "Class BV-1 Certificate Principal Balance":  The              "Class BV-1A Certificate Principal Balance": The
Certificate Principal Balance of the Class BV-1 Certificate   Principal Balance of the Class BV-1A
Certificates less any Class  BV-1 Unpaid Realized Loss        Certificates less any Class BV-1A Unpaid Realized Loss
Amount.                                                       Amount.

  "Class BV-1 Certificates Carryover": If on any                "Class  BV-1A  Certificates  Carryover":   If  on  any
Distribution Date the Class BV-1 Pass-Through Rate is         Distribution Date the Class BV-1A Pass-Through Rate is
based upon the Group II Available Funds Cap, the excess       based upon the Group II Available Funds Cap, the excess
of (i) the amount of interest the Class BV-1  Certificates    of (I) the amount of interest the Class BV-1A
would be entitled to receive on such Distribution Date        Certificates would be entitled to receive on such
had the Class BV-1 Pass-Through Rate not been calculated      Distribution Date had the Class BV-1A Pass-Through Rate
based on the Group II Available Funds Cap (but not more       not been calculated based on the Group II Available
than the weighted average of the Maximum Lifetime             Funds Cap (but not more than the weighted average of
Mortgage Interest Rates on the Mortgage Loans in Group II     the Maximum Lifetime Mortgage Interest Rates on the
less the Group II Servicing Fee Rate and the Group II         Mortgage Loans in Group II less the Group II Servicing
Master Servicing Fee Rate) over (ii) the amount of            Fee Rate and the Group II Master Servicing Fee Rate)
interest such Certificates received on such Distribution      over (ii) the amount of interest such Certificates
Date based on the Group II Available  Funds Cap,  together    received on such Distribution Date based on the Group
with the unpaid portion of any such excess from prior         II Available Funds Cap, together with the unpaid
Distribution Dates (and interest accrued thereon at the       portion of any such excess from prior Distribution
then applicable Pass-Through Rate, without giving effect      Dates (and interest accrued thereon at the then
to the Group II Available Funds Cap).                         applicable Pass-Through Rate, without giving effect to
                                                              the Group II Available Funds Cap).

  "Class BV-1 Current Interest": With respect to any            "Class BV-1A Current Interest": With respect to any
Distribution Date, the interest accrued on the Class BV-1     Distribution Date, the interest accrued on the Class
Certificate Principal Balance immediately prior to such       BV-1A Certificate Principal Balance immediately prior
Distribution Date during the related Accrual Period at        to such Distribution Date during the related Accrual
the Class BV-1 Pass Through Rate plus any amount              Period at the Class BV-1A Pass Through Rate plus any
previously distributed with respect to interest for Class     amount previously distributed with respect to interest
BV-1 that is recovered during the related Accrual Period      for Class BV-1A that is recovered during the related
as a voidable preference by a trustee in bankruptcy           Accrual Period as a voidable preference by a trustee in
pursuant to a final, nonappealable order; provided,           bankruptcy pursuant to a final, nonappealable order;
however, Class BV-1 Current Interest shall not include        provided, however, Class BV-1A Current Interest shall
any Class BV-1 Certificates Carryover.                        not include any Class BV-1A Certificates Carryover.

  "Class BV-1 Interest Carry Forward Amount": With              "Class BV-1A Interest Carry Forward Amount": With
respect to each Distribution Date, the sum of (i) the         respect to each Distribution Date, the sum of (i) the
excess of (A) Class BV-1 Current Interest with respect to     excess of (A) Class BV-1A Current Interest with respect
prior Distribution Dates (excluding any Class BV-1            to prior Distribution Dates (excluding any Class BV-1A
Certificates Carryover) over (B) the amount actually          Certificates Carryover) over (B) the amount actually
distributed to Class BV-1 with respect to interest (other     distributed to Class BV-1A with respect to interest
than in respect of Class BV-1 Certificate Carryover) on       (other than in respect of Class BV-1A Certificate
such prior Distribution Dates and (ii) interest on such       Carryover) on such prior Distribution Dates and (ii)
excess at the Class BV-1 Pass-Through Rate for the            interest on such excess at the Class BV-1A Pass-Through
related Accrual Period.                                       Rate for the related Accrual Period.

  "Class BV-1 Pass-Through Rate": With respect to any           "Class BV-1A Pass-Through Rate": With respect to any
Distribution Date, the lesser of (x) One Month LIBOR          Distribution Date, the lesser of (x) 9.200% per annum
plus, in the case of any Distribution Date prior to the       and (y) the Group II Available Funds Cap for such
Initial Optional Termination Date, 3.000% per annum, or       Distribution Date.
in the case of any Distribution Date that occurs on or
after the Initial Optional Termination Date, plus 4.500%
per annum and (y) the Group II Available Funds Cap for
such Distribution Date.

  "Class BV-1 Unpaid Realized Loss Amount": As to any           "Class BV-1A Unpaid Realized Loss Amount": As to
Distribution Date, the excess of (i) the Class BV-1           any Distribution Date, the excess of (i) the Class
Applied Realized Loss Amount over (ii) the sum of all         BV-1A Applied Realized Loss Amount over (ii) the sum of
increases in the Class BV-1 Certificate Principal Balance     all increases in the Class BV-1A Certificate Principal
on all previous Distribution Dates pursuant to Section        Balance on all previous Distribution Dates pursuant to
3.02(k) hereof.                                               Section 3.02(k) hereof.

     "Class C Certificate": Any of the Certificates designated as a "Class C Certificate" on the face thereof, in the form of Exhibit C hereto representing the right to distributions as set forth herein.

     "Class C Distribution Amount": With respect to any Distribution Date, one-twelfth of the sum of:

     (a) the product of the AF-1 Balance and the excess of the Group I Net Rate over the Class AF-1 Pass-Through Rate;

     (b) the product of the AF-2 Balance and the excess of the Group I Net Rate over the Class AF-2 Pass-Through Rate;

     (c) the product of the AF-3 Balance and the excess of the Group I Net Rate over the Class AF-3 Pass-Through Rate;

     (d) the product of the AF-4 Balance and the excess of the Group I Net Rate over the Class AF-4 Pass-Through Rate;

     (e) the product of the AF-5 Balance and the excess of the Group I Net Rate over the Class AF-5 Pass-Through Rate;

     (f) the product of the AF-6 Balance and the excess of the Group I Net Rate over the Class AF-6 Pass-Through Rate;

     (g) the product of the MF-1 Balance and the excess of the Group I Net Rate over the Class MF-1 Pass-Through Rate;

     (h) the product of the MF-2 Balance and the excess of the Group I Net Rate over the Class MF-2 Pass-Through Rate;

     (i) the product of the BF-1 Balance and the excess of the Group I Net Rate over the Class BF-1 Pass-Through Rate;

     (j) the product of the BF-1A Balance and the excess of the Group I Net Rate over the Class BF-1A Pass-Through Rate; and

     (k) any excess of the amount specified pursuant to clauses (a) through (j) above for prior Distribution Dates over the amount actually distributed pursuant to such clauses on prior Distribution Dates.

     "Class R Certificate": Any of the Certificates designated as a "Class R Certificate" on the face thereof, in the form of Exhibit R hereto and evidencing an interest designated as the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

     "Closing Date": August 18, 1999.

     "Current Interest": As to any Class, the definition therefor having the corresponding designation as such Class.

     "Custodian": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

     "Cut-Off Date": As of the close of business on August 1, 1999.

     "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the last day of the Prepayment Period immediately following the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the last day of the Prepayment Period of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

     "Designated Class": There is no designated Class for purposes of Section
9.02 of the Standard Terms.

     "Distribution Account": The account or accounts created and maintained for the Trust pursuant to Section 3.01 hereof.

     "Distribution Amount": As to each Distribution Date and Class of Certificates, the aggregate amount to be distributed to such Class on such date pursuant to Section 3.02 hereof.

     "Distribution Date": The 25th day of each month, or the next Business Day if such 25th day is not a Business Day, commencing September 27, 1999.

     "Fitch": Fitch IBCA, Inc., and its successors (One State Street Plaza, 33rd Floor, New York, New York 10004).

     "Funding Period": The period commencing on the Closing Date and ending on the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) is less than $10,000,
(ii) the date on which an Event of Default occurs and (iii) November 16, 1999.

Group Definitions:
    "Group I": The pool of Mortgage Loans identified in         "Group II": The pool of Mortgage Loans identified
the related Schedules of Mortgage Loans as having been      in the related Schedules of Mortgage Loans as having
assigned to Group I, including any Group I Subsequent       been assigned to Group II, including any Group II
Mortgage Loans and any Group I Qualified Substitute         Subsequent Mortgage Loans and any Group II Qualified
Mortgage Loans delivered in replacement thereof.            Substitute Mortgage Loans delivered in replacement
                                                            thereof.

    "Group I Applicable Percentage": For each                   "Group II Applicable Percentage": For each
Distribution Date, and as to Group I, the percentage set    Distribution Date, and as to Group II, the percentage
out below with respect to such Distribution Date:           set out below with respect to such Distribution Date:

    Distribution Date (inclusive)                               Distribution Date (inclusive)

    September 1999 - August 2001         67.5%                  September 1999 - August 2001         67.5%

    September 2001 and thereafter         100%                  September 2001 and thereafter         100%

; provided, however, that (i) if the average of the Group   ; provided, however, that (i) if the average of the
I Realized Loss Percentages for the immediately preceding   Group II Realized Loss Percentages for the immediately
three Distribution Dates exceeds the percentage set forth   preceding three Distribution Dates exceeds the
below with respect to such Distribution Date or (ii) if     percentage set forth below with respect to such
the average of the Group I Delinquency Percentages for      Distribution Date or (ii) if the average of the Group II
the immediately preceding three Distribution Dates          Delinquency Percentages for the immediately preceding
exceeds the percentage set forth below with respect to      three Distribution Dates exceeds the percentage set
such Distribution Date, the Group I Applicable Percentage   forth below with respect to such Distribution Date, the
will be as set forth below:                                 Group II Applicable Percentage will be as set forth below

  Distribution                               Applicable      Distribution                               Applicable
      Date     Losses %     Delinquency %    Percentage          Date      Losses %     Delinquency %   Percentage
      ----     --------     -------------    ----------          ----      --------     -------------   -----------
09/99-11/99     0.03%          2.00%            100%        09/99-11/99     0.10%          4.00%         100%
12/99-02/00     0.05%          3.00%            100%        12/99-02/00     0.15%          5.00%         100%
03/00-05/00     0.10%          3.50%            100%        03/00-05/00     0.20%          6.50%         100%
06/00-08/00     0.15%          4.25%            100%        06/00-08/00     0.25%          9.00%         100%
09/00-11/00     0.30%          5.00%            100%        09/00-11/00     0.50%         12.00%         100%
12/00-02/01     0.50%          6.00%            100%        12/00-02/01     0.60%         14.00%         100%
03/01-05/01     0.60%          7.50%            100%        03/01-05/01     0.75%         15.00%         100%
06/01-08/01     0.80%          9.00%            100%        06/01-08/01     0.90%         16.00%         100%

    "Group I Available Funds Cap": As of any                    "Group II Available Funds Cap": As of any
Distribution Date, the weighted average of the Net Rates    Distribution Date, the weighted average of the Net Rates
on the Mortgage Loans in Group I (weighted on the basis     on the Mortgage Loans in Group II (weighted on the basis
of the principal balances thereof as of the first day of    of the principal balances thereof as of the first day of
the month preceding the month of such Distribution Date).   the month preceding the month of such Distribution Date).

    "Group I Certificate": Any of the Class AF-1, Class         "Group II Certificate": Any of the Class AV-1,
AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6,       Class AV-2, Class MV-1, Class MV-2, Class BV-1 and Class
Class MF-1, Class MF-2, Class BF-1 and Class BF-1A          BV-1A Certificates.
Certificates.

    "Group I Certificate Principal Balance": The sum of         "Group II Certificate Principal Balance": The sum
the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class   of the Class AV-1, Class AV-2, Class MV-1, Class MV-2,
AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1 and    Class BV-1 and Class BV-1A Certificate Principal
Class BF-1A Certificate Principal Balances.                 Balances.

    "Group I Class A Certificate Principal Balance": The        "Group II Class A Certificate Principal Balance":
sum of the Class AF-1, Class AF-2, Class AF-3, Class        The sum of the Class AV-1 and Class AV-2 Certificate
AF-4, Class AF-5 and Class AF-6 Certificate Principal       Principal Balance.
Balances.

    "Group I Class A Principal Distribution Amount": With       "Group II Class A Principal Distribution Amount":
respect to any Distribution Date before the Group I         With respect to any Distribution Date before the Group
Stepdown Date or as to which a Group I Trigger Event has    II Stepdown Date or as to which a Group II Trigger Event
occurred, 100% of the Group I Principal Distribution        has occurred, 100% of the Group II Principal
Amount for such Distribution Date and with respect to any   Distribution Amount for such Distribution Date and with
Distribution Date on or after the Stepdown Date and as to   respect to any Distribution Date on or after the
which a Group I Trigger Event has not occurred, the         Stepdown Date and as to which a Group II Trigger Event
excess of (i) the Group I Class A Certificate Principal     has not occurred, the excess of (i) the Group II Class A
Balance immediately prior to such Distribution Date over    Certificate Principal Balance immediately prior to such
(ii) the lesser of (A) 71.00% of the Schedule Principal     Distribution Date over (ii) the lesser of (A) 57.00% of
Balances of Group I on the preceding Due Date and (B) the   the Schedule Principal Balances of Group II on the
excess of (I) the Scheduled Principal Balances of Group I   preceding Due Date and (B) the excess of (I) the
on the preceding Due Date over (II) $2,463,926.             Scheduled Principal Balances of Group II on the
                                                            preceding Due Date over (II) $1,786,073.

    "Group I Class MF-1 Principal Distribution Amount":         "Group II Class MV-1 Principal Distribution Amount":
With respect to any Distribution Date on and after the      With respect to any Distribution on and, after the Group
Group I Stepdown Date and as long as a Group I Trigger      II Stepdown Date and as long as a Group II Trigger Event
Event is not in effect (subject to the proviso set forth    is not in effect (subject to the proviso set forth in
in Section 3.02(c) hereof), the excess of (i) the sum of    Section 3.02(d) hereof), the excess of (i) the sum of
(A) the Group I Class A Certificate Principal Balance and   (A) the Group II Class A Certificate Principal Balance
(B) the Class MF-1 Certificate Principal Balance            and (B) the Class MV-1 Certificate Principal Balance
immediately prior to such Distribution Date over (ii) the   immediately prior to such Distribution Date over (ii)
lesser of (A) 81.00% of the aggregate Scheduled Principal   the lesser of (A) 72.50% of the Scheduled Principal
Balances of Group I on the preceding Due Date and (B) the   Balances of Group II on the preceding Due Date and (B)
excess of (I) the Scheduled Principal Balances of Group I   the excess of (I) the Scheduled Principal Balances of
on the preceding Due Date over (II) $2,463,926.             Group II on the preceding Due Date over (II) $1,786,073.

    "Group I Class MF-2 Principal Distribution Amount":         "Group II Class MV-2 Principal Distribution Amount":
With respect to any Distribution Date on and after the      With respect to any Distribution on and after the Group
Group I Stepdown Date and as long as a Group I Trigger      II Stepdown Date and as long as a Group II Trigger Event
Event is not in effect (subject to the proviso set forth    is not in effect (subject to the proviso set forth in
in Section 3.02(c) hereof), the excess of (i) the sum of    Section 3.02(d) hereof), the excess of (i) the sum of
(A) the Group I Class A Certificate Principal Balance,      (A) the Group II Class A Certificate Principal Balance,
(B) the Class MF-1 Certificate Principal Balance and (C)    (B) the Class MV-1 Certificate Principal Balance and (C)
the Class MF-2 Certificate Principal Amount immediately     the Class MV-2 Certificate Principal Amount immediately
prior to such Distribution Date over (ii) the lesser of     prior to such Distribution Date over (ii) the lesser of
(A) 89.00% of the Scheduled Principal Balances of Group I   (A) 85.50% of the Scheduled Principal Balances of Group
on the preceding Due Date and (B) the excess of (I) the     II on the preceding Due Date and (B) the excess of (I)
Scheduled Principal Balances of Group I over on the         the Scheduled Principal Balances of Group II on the
preceding Due Date over (II) $2,463,926.                    preceding Due Date over (II) $1,786,073.

    "Group I Class BF-1 Principal Distribution Amount":         "Group II Class BV-1 Principal Distribution Amount":
With respect to any Distribution on and after the Group I   With respect to any Distribution Date on and after the
Stepdown Date and as long as a Group I Trigger Event is     Group II Stepdown Date and as long as a Group II Trigger
not in effect (subject to the proviso set forth in          Event is not in effect (subject to the proviso set forth
Section 3.02(c) hereof), the excess of (i) the sum of (A)   in Section 3.02(d) hereof), the excess of (i) the sum of
the Group I Class A Certificate Principal Balance, (B)      (A) the Group II Class A Certificate Principal Balance,
the Class MF-1 Certificate Principal Balance, (C) the       (B) the Class MV-1 Certificate Principal Balance, (C)
Class MF-2 Certificate Principal Balance and (D) the        the Class MV-2 Certificate Principal Balance and (D) the
Class BF-1 Certificate Principal Balance immediately        Class BV-1 Certificate Principal Balance immediately
prior to such Distribution Date over (ii) the lesser of     prior to such Distribution Date over (ii) the lesser of
(A) 95.00% of the Scheduled Principal Balances of Group I   (A) 93.50% of the Scheduled Principal Balances of Group
on the preceding Due Date and (B) the excess of (I) the     II on the preceding Due Date and (B) the excess of (I)
Scheduled Principal Balances of Group I on the preceding    the Scheduled Principal Balances of Group II on the
Due Date over (II) $2,463,926.                              preceding Due Date over (II) $1,786,073.

    "Group I Class BF-1A Principal Distribution Amount":        "Group II Class BV-1A Principal Distribution
With respect to any Distribution Date on and after the      Amount": With respect to any Distribution Date on and
Group I Stepdown Date and as long as a Group I Trigger      after the Group II Stepdown Date and as long as a Group
Event is not in effect (subject to the proviso set forth    II Trigger Event is not in effect (subject to the
in Section 3.02(c) hereof), the excess of (i) the Group I   proviso set forth in Section 3.02(d) hereof), the
Principal Distribution Amount for such day over (ii) the    excess of (i) the Group II Principal Distribution
sum of (A) the Group I Class A Principal Distribution       Amount for each day over (ii) the sum of (A) the Group
Amount, (B) the Class MF-1 Principal Distribution Amount,   II Class A Principal Distribution Amount, (B) the
(C) the Class MF-2, Principal Distribution Amount and (D)   Class MV-1 Principal Distribution Amount, (C) the Class
the Class BF-1 Principal Distribution Amount.               MV-2 Principal Distribution Amount and (D) the Class
                                                            BV-1 Principal Distribution Amount.

    "Group I Delinquency Percentage": For each                  "Group II Delinquency Percentage": For each
Distribution Date and as to Group I , the Scheduled         Distribution Date and as to Group II , the Scheduled
Principal Balance of the Mortgage Loans in Group I that,    Principal Balance of the Mortgage Loans in Group II
as of such Distribution Date, are 60 or more days           that, as of such Distribution Date, are 60 or more days
Delinquent as a percentage of the Scheduled Principal       Delinquent as a percentage of the Scheduled Principal
Balance of the Mortgage Loans in Group I.                   Balance of the Mortgage Loans in Group II.

    "Group I Extra Principal Distribution Amount": With         "Group II Extra Principal Distribution Amount":
respect to any Distribution Date, to the extent of Group    With respect to any Distribution Date, to the extent of
I Interest Funds pursuant to Section 3.02(a)(v) and Group   Group II Interest Funds pursuant to Section 3.02(b)(v)
II Interest Funds available for the purpose pursuant to     and Group I Interest Funds available for the purpose
Section 3.02(f)(v) hereof, an amount equal to the excess    pursuant to Section 3.02(e)(v) hereof, an amount equal
of (i) all Realized Losses with respect to Group I          to the excess of (i) all Realizes Losses with respect
(including any such losses for such date) over (ii) all     to Group II (including any such losses for such date)
Extra Principal Distribution Amounts for Group I on the     over (ii) all Extra Principal Distribution Amounts for
preceding Due Date.                                         Group II on the preceding Due Date.

    "Group I Interest Funds": With respect to Group I           "Group II Interest Funds": With respect to Group
and any Master Servicer Remittance Date, to the extent      II and any Master Servicer Remittance Date, to the
actually deposited in the Master Servicer Custodial         extent actually deposited in the Master Servicer
Account, the sum, without duplication, of (i) all           Custodial Account, the sum, without duplication, of (i)
scheduled interest collected during the related Due         all scheduled interest collected during the related Due
Period with respect to Group I less the Group I Servicing   Period with respect to Group II less the Group II
Fee and the Group I Master Servicing Fee, (ii) all          Servicing Fee and the Group II Master Servicing Fee,
Advances relating to interest with respect to Group I,      (ii) all Advances relating to interest with respect to
(iii) all Month End Interest with respect to Group I and    Group II, (iii) all Month End Interest with respect to
(iv) Liquidation Proceeds with respect to Group I (to the   Group II and (iv) Liquidation Proceeds with respect to
extent such Liquidation Proceeds relate to interest) less   Group II (to the extent such Liquidation Proceeds
all Non-Recoverable Advances relating to interest and       relate to interest) less all Non-Recoverable Advances
expenses pursuant to Section 6.03 of the Standard Terms.    relating to interest and expenses pursuant to Section
                                                            6.03 of the Standard Terms.

    "Group I Master Servicing Fee": With respect to each        "Group II Master Servicing Fee": With respect to
Master Servicer Remittance Date, an amount payable (or      each Master Servicer Remittance Date, an amount payable
allocable) to the Master Servicer equal to the product of   (or allocable) to the Master Servicer equal to the
one-twelfth of the Group I Master Servicing Fee Rate and    product of one-twelfth of the Group II Master Servicing
the aggregate Scheduled Principal Balance of Group I on     Fee Rate and the aggregate Scheduled Principal Balance
the first day of the Due Period preceding such Master       of Group II on the first day of the Due Period
Servicer Remittance Date.                                   preceding such Master Servicer Remittance Date.

    "Group I Master Servicing Fee Rate": 0.05% per annum.       "Group II Master Servicing Fee Rate": 0.05% per
                                                            annum.


    "Group I Net Rate": The weighted average Net Rate           "Group II Net Rate": The weighted average Net Rate
for Group I.                                                for Group II.

    "Group I Original Pre-Funded Amount": $118,159,181.         "Group II Original Pre-Funded Amount": $86,249,706.

    "Group I Overcollateralization Amount": With respect        "Group II Overcollateralization Amount": With
to any Distribution Date the sum of (i) the excess of the   respect to any Distribution Date the sum of (i) the
aggregate Scheduled Principal Balance of the Group I        excess of the aggregate Scheduled Principal Balance of
Mortgage Loans over the Group I Certificate Principal       the Group II Mortgage Loans over the Group II
Balance and (ii) the Class BF-1A Certificate Principal      Certificate Principal Balance and (ii) the Class BV-1A
Balance.                                                    Certificate Principal Balance.

    "Group I Pre-Funded Amount": With respect to any            "Group II Pre-Funded Amount": With respect to any
Master Servicer Reporting Date, the amount remaining on     Master Servicer Reporting Date, the amount remaining on
deposit in the Pre-Funding Account with respect to Group    deposit in the Pre-Funding Account with respect to
I (exclusive of any Group I Pre-Funding Account Earnings).  Group II (exclusive of any Group II Pre-Funding Account
                                                            Earnings).

    "Group I Principal Distribution Amount": With               "Group II Principal Distribution Amount": With
respect to any Distribution Date, the excess of (A) the     respect to any Distribution Date, the excess of (A) the
sum of (i) the Group I Principal Funds and (ii) the Group   sum of (i) the Group II Principal Funds and (ii) the
I Extra Principal Distribution Amount over (B) the Group    Group II Extra Principal Distribution Amount over (B)
I Released Principal Amount.                                the Group II Released Principal Amount.

    "Group I Principal Funds": With respect to Group I          "Group II Principal Funds": With respect to Group
and any Master Servicer Remittance Date, to the extent      II and any Master Servicer Remittance Date, to the
actually deposited in the Master Servicer Custodial         extent actually deposited in the Master Servicer
Account, the sum, without duplication, of (i) all           Custodial Account, the sum, without duplication, of (i)
scheduled principal with respect to Group I collected by    all scheduled principal with respect to Group II
the Servicers during the related Due Period or advanced     collected by the Servicers during the related Due
on or before such Master Servicer Remittance Date, (ii)     Period or advanced on or before such Master Servicer
prepayments with respect to Group I collected by the        Remittance Date, (ii) prepayments with respect to Group
Servicers in the related Prepayment Period, (iii) the       II collected by the Servicers in the related Prepayment
Scheduled Principal Balance of each Mortgage Loan in        Period, (iii) the Scheduled Principal Balance of each
Group I repurchased by the Depositor, (iv) any              Mortgage Loan in Group II repurchased by the Depositor,
Substitution Shortfall with respect to Group I and (v)      (iv) any Substitution Shortfall with respect to Group
all Liquidation Proceeds with respect to Group I            II and (v) all Liquidation Proceeds with respect to
collected by the Servicer during the related Due Period     Group II collected by the Servicer during the related
(to the extent such Liquidation Proceeds related to         Due Period (to the extent such Liquidation Proceeds
principal) less all non-recoverable Advances relating to    related to principal) less all non-recoverable Advances
principal with respect to Group I reimbursed during the     relating to principal with respect to Group II
related Due Period.                                         reimbursed during the related Due Period.

    "Group I Realized Loss Percentage": For each                "Group II Realized Loss Percentage": For each
Distribution Date and as to Group I, Realized Losses        Distribution Date and as to Group II, Realized Losses
since the Cut-Off Date with respect to the Mortgage Loans   since the Cut-Off Date with respect to the Mortgage
in Group I as a percentage of the Scheduled Principal       Loans in Group II as a percentage of the Scheduled
Balance of Group I as of the Cut-Off Date.                  Principal Balance of Group II as of the Cut-Off Date.

    "Group I Released Principal Amount": With respect to        "Group II Released Principal Amount": With respect
any Distribution Date (i) if a Group I Subordinated         to any Distribution Date (i) if a Group II Subordinated
Trigger Event exists, zero and (ii) if a Group I            Trigger Event exists, zero and (ii) if a Group II
Subordinated Trigger Event does not exist, the amount by    Subordinated Trigger Event does not exist, the amount
which the Group I Overcollateralization Amount exceeds      by which the Group II Overcollateralization Amount
the Group I Required Overcollateralization Amount.          exceeds the Group II Required Overcollateralization
                                                            Amount.

    "Group I Required Overcollateralization Amount":            "Group II Required Overcollateralization Amount":
With respect to any Distribution Date (i) prior to the      With respect to any Distribution Date (i) prior to the
Group I Stepdown Date, 2.50% of the Scheduled Principal     Group II Stepdown Date, 3.25% of the Scheduled
Balance of the Mortgage Loans in Group I as of the          Principal Balance of the Mortgage Loans in Group II as
Cut-Off Date and (ii) on and after the Group I Stepdown     of the Cut-Off Date and (ii) on and after the Group II
Date the greater of (x) the lesser of (I) 2.50% of the      Stepdown Date the greater of (x) the lesser of (I)
Scheduled Principal Balance of the Mortgage Loans in        3.25% of the Scheduled Principal Balance of the
Group I with respect to the Cut-Off Date and (II) 5.00%     Mortgage Loans in Group II with respect to the Cut-Off
of the Scheduled Principal Balance of the Mortgage Loans    Date and (II) 6.50% of the Scheduled Principal Balance
in Group I on such Distribution Date and (y) 0.50% of the   of the Mortgage Loans in Group II on such Distribution
Scheduled Principal Balance of the Mortgage Loans in        Date and (y) 0.50% of the Scheduled Principal Balance
Group I as of the Cut-Off Date.                             of the  Mortgage  Loans in  Group  II as of the  Cut-Off
                                                            Date.

    "Group I Servicing Fee": With respect to each               "Group II Servicing Fee": With respect to each
Mortgage Loan in Group I and each Remittance Date, the      Mortgage Loan in Group II and each Remittance Date, the
product of (x) one-twelfth of the Servicing Fee Rate and    product of (x) one-twelfth of the Servicing Fee Rate
(y) aggregate Scheduled Principal Balance of such           and (y) aggregate Scheduled Principal Balance of such
Mortgage Loan as of the opening of business on the first    Mortgage Loan as of the opening of business on the
day of the Due Period preceding such Remittance Date.       first day of the Due Period preceding such Remittance
                                                            Date.

    "Group I Servicing Fee Rate": With respect to each          "Group II Servicing Fee Rate": With respect to each
Mortgage Loan in Group I, the fixed per annum rate          Mortgage Loan in Group II, the fixed per annum rate
payable to the Servicer as set out on Schedule IA to this   payable to the Servicer as set out on Schedule IB to
Agreement.                                                  this Agreement.

    "Group I Stepdown Date": With respect to Group I, the       "Group II Stepdown Date": With respect to Group II,
earlier to occur of (i) the later to occur of (A) the       the earlier to occur of (i) the later to occur of (A)
Distribution Date in September 2002 and (B) the first       the Distribution Date in September 2002 and (B) the
Distribution Date on which the Group I Class A              first Distribution Date on which the Group II Class A
Certificate Principal Balance immediately prior to such     Certificate Principal Balance immediately prior to such
Distribution Date (less the Group I Principal Funds for     Distribution Date (less the Group II Principal Funds
such Distribution Date) is less than or equal to 71.00%     for such Distribution Date) is less than or equal to
of the Scheduled Principal Balances of Group I and (ii)     57.00% of the Scheduled Principal Balances of Group II
the Distribution Date on which the Group I Class A          and (ii) the Distribution Date on which the Group II
Certificate Principal Balance has been reduced to zero.     Class A Certificate Principal Balance has been reduced
                                                            to zero.

    "Group I Subordinated Certificates": The Class MF-1,        "Group II Subordinated Certificates": The Class
Class MF-2, Class BF-1 and Class BF-1A Certificates.        MV-1, Class MV-2, Class BV-1 and Class BV-1A
                                                            Certificates.

    "Group I Subordinated Trigger Event": With respect          "Group II Subordinated Trigger Event": With
to Group I, any Distribution Date after the Group I         respect to Group II, any Distribution Date after the
Stepdown Date on which:                                     Group II Stepdown Date on which:

         (a) Realized Losses since the Cut-Off Date with              (a) Realized Losses since the Cut-Off Date
respect to the Mortgage Loans in Group I as a percentage    with respect to the Mortgage Loans in Group II as a
of the Scheduled Principal Balance of Group I as of the     percentage of the Scheduled Principal Balance of Group
Cut-Off Date exceed the percentage set out below with       II as of the Cut-Off Date exceed the percentage set out
respect to such Distribution Date:                          below with respect to such Distribution Date:

Distribution Date (inclusive)                               Distribution Date (inclusive)
October 2001 - September 2002               1.40%           October 2001 - September 2002               2.00%
October 2002 - September 2003               2.40            October 2002 - September 2003               3.30
October 2003 - September 2004               3.00            October 2003 - September 2004               4.00
October 2004 - September 2005               3.40            October 2004 - September 2005               4.30
October 2005 - September 2006               3.70            October 2005 - September 2006               4.50
October 2006 and thereafter                 4.00            October 2006 and thereafter                 5.00
and                                                         and

         (b) the Scheduled Principal Balance of the                   (b) the Scheduled Principal Balance of the
Mortgage Loans in Group I that, as of such Distribution     Mortgage Loans in Group II that, as of such
Date, are 60 or more days Delinquent as a percentage of     Distribution Date, are 60 or more days Delinquent as a
the Scheduled Principal Balance of the Mortgage Loans in    percentage of the Scheduled Principal Balance of the
Group I exceeds the percentage set out below with respect   Mortgage Loans in Group II exceeds the percentage set
to such  Distribution Date:                                 out below with respect to such Distribution Date:

Distribution Date (inclusive)                               Distribution Date (inclusive)

October 2001 - September 2002               4.00%           October 2001 - September 2002                6.00%
October 2002 - September 2003               4.00            October 2002 - September 2003                6.00
October 2003 - September 2004               6.50            October 2003 - September 2004                9.00
October 2004 - September 2005               6.50            October 2004 - September 2005                9.00
October 2005 - September 2006               8.00            October 2005 - September 2006               12.00
October 2006 and thereafter                 8.00            October 2006 and thereafter                 12.00

    "Group I Subsequent Mortgage Loans": The Mortgage           "Group II Subsequent Mortgage Loans": The Mortgage
Loans in Group I sold to the Trust pursuant to Section      Loans in Group II sold to the Trust pursuant to Section
2.02 hereof, which shall be listed on the Schedule of       2.02 hereof, which shall be listed on the Schedule of
Mortgage Loans attached to the related Subsequent Sales     Mortgage Loans attached to the related Subsequent Sales
Agreement.                                                  Agreement.

    "Group I Trigger Event": With respect to Group I and        "Group II Trigger Event": With respect to Group II
any Distribution Date after the Group I Stepdown Date, a    and any Distribution Date after the Group II Stepdown
Group I Trigger Event exists if two times the quotient of   Date, a Group II Trigger Event exists if 2.5 times the
(i) the Scheduled Principal Balances of all 60 or more      quotient of (i) the Scheduled Principal Balances of all
days Delinquent Mortgage Loans in Group I and (ii) the      60 or more days Delinquent Mortgage Loans in Group II
Scheduled Principal Balances of Group I as of the           and (ii) the Scheduled Principal Balances of Group II
preceding Master Servicer Remittance Date equals or         as of the preceding Master Servicer Remittance Date
exceeds 29.00%.                                             equals or exceeds 43.00%.

    "Initial Capitalized Interest Amount":  $1,790,528.

    "Initial Optional Termination Date": The Distribution Date immediately following the Due Period with respect to which the aggregate Scheduled Principal Balances of the Mortgage Loans have declined to less than 10% of the sum of (i) their aggregate Scheduled Principal Balances as of the Cut-Off Date, in the case of the Mortgage Loans, and as of the related Subsequent Cut-Off Date, in the case of Subsequent Mortgage Loans and (ii) any amounts on deposit in the Pre-Funding Account (exclusive of any interest or other investment earnings).

    "Interest Carry Forward Amount": As to any Class, the definition therefor having the corresponding designation as such Class.

    "Interest Determination Date": With respect to the first Accrual Period for the Class AF-1 Certificates and the Group II Certificates (other than the Class BV-1A Certificates) August 16, 1999, and with respect to any subsequent Accrual Period for the Class AF-1 Certificates and the Group II Certificates (other than the Class BV-1A Certificates), the second London Business Day preceding such Accrual Period.

    "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

    "Master Servicer": Saxon Mortgage, Inc., a Virginia corporation, and its successors and assigns in such capacity.

    "Master Servicer Remittance Date": The Business Day preceding each Distribution Date.

     "Master Servicer Reporting Date": The opening of business on the third Business Day preceding each Distribution Date.

     "Master Servicing Fee": As applicable, the Group I Master Servicing Fee or the Group II Master Servicing Fee.

     "Meritech":  Meritech Mortgage Services, Inc., a Texas corporation.

     "Moody's": Moody's Investors Service, Inc., and its successors (99 Church Street, New York, New York 10007).

     "Mortgage Loan Group":  Either Group I or Group II.

     "Mortgage Loans":  The mortgage loans listed on Schedule I.

     "Net Rate": As to each Mortgage Loan and Distribution Date, the related Mortgage Interest Rate less the sum of the Group I or Group II Servicing Fee Rate and the Group I or Group II Master Servicing Fee Rate, in each case, as applicable.

     "Notice Address": For purposes of Section 11.05 of the Standard Terms, the addresses of the Depositor, the Master Servicer and the Trustee, are as follows:

     (i)    If to the Depositor:

               Saxon Asset Securities Company
               4880 Cox Road
               Glen Allen, Virginia 23060

     (ii)   If to the Master Servicer:

               Saxon Mortgage, Inc.
               4880 Cox Road
               Glen Allen, Virginia 23060

     (iii)  If to the Trustee:

               Chase Bank of Texas, National Association
               600 Travis, 10/th/ Floor
               Houston, Texas 77002
               Attention: Capital Markets Fiduciary Services _ Saxon 1999-3

     "One Month LIBOR": As of any Interest Determination Date, the rate for one-month U.S. dollar deposits which appears in the Telerate Page 3750, as of 11:00 a.m., (London time), on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Master Servicer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic-mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic-mean of the rates quoted by major banks in New York City, selected by the Master Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Master Servicer shall review Telerate Page 3750 at the required time, make the required requests to the principal offices of the Reference Banks and selections of major banks in New York City and shall determine the rate which constitutes One Month LIBOR for each Interest Determination Date.

     "Overfunded Interest Amount": With respect to each Subsequent Sales Date, the excess of (i) interest accruing from the related Subsequent Cut-Off Date to the Distribution Date immediately following the last date on which the Funding Period may then end on the aggregate Scheduled Principal Balances of the Subsequent Mortgage Loans acquired by the Trust on such Subsequent Transfer Date, calculated at a rate equal to the Net Rate on such Subsequent

Mortgage Loans over (ii) interest accruing from such Subsequent Cut-Off Date to such Distribution Date on the aggregate Scheduled Principal Balances of the Subsequent Mortgage Loans acquired by the Trust on such Subsequent Sales Date, calculated at the rate at which moneys in the Pre-Funding Account are invested as of such Subsequent Sales Date.

     "Paying Agent": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

     "Pre-Funded Amount": As of any Distribution Date, the sum of the Group I Pre-Funded Amount and the Group II Pre-Funded Amount.

     "Pre-Funding Account": The account created and maintained with the Paying Agent by the Trust pursuant to Section 2.03.

     "Pre-Funding Account Earnings": With respect to each Distribution Date to and including the date immediately preceding the Distribution Date immediately following the end of the Funding Period, the actual investment earnings during the related Prepayment Period on the Pre-Funded Amount as calculated by the Master Servicer (based on information supplied by the Trustee) pursuant to
Section 2.03(c) hereof.

     "Private Certificate":  Any of the Class C and Class R Certificates.

     "Private Subordinated Certificate": Any of the Class C and Class R Certificates.

     "Public Subordinated Certificate": Any of the Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates.

     "Rating Agency": Each of Moody"s and Fitch (or, if any such agency or a successor is no longer in existence, such other nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee).

     "Reference Banks": Leading banks selected by the Master Servicer and engaged in transactions in U.S. dollar deposits in the London interbank market.

     "Regular Certificates": Any of the Group I Certificates, Group II Certificates and Class C Certificates which represent the "Regular Interests" in the Issuing REMIC for purposes of the REMIC Provisions.

     "Remittance Date": With respect to each Servicing Agreement, the date so specified therein which date shall in no case be later than the 21st of each month, or if the 21st of any month does not fall on a Business Day, then the Business Day immediately preceding the 21st.

     "Residual Certificates": The Class R Certificates, which represent the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

     "Sales Agreement": The Sales Agreement dated July 30, 1999, between the Depositor and SMI regarding the sale of the Mortgage Loans.

     "Servicer":  Meritech and its permitted successors and assigns.

     "Servicing Agreement": The Servicing Agreement listed on Schedule II hereto which shall be deemed to be a "Servicing Agreement" for purposes of the Standard Terms.

     "Servicing Fee Rate": With respect to each Mortgage Loan, the Servicing Rate specified on Schedule I.

     "State":  New York.

     "Subaccount Definitions":

          "Balance": With respect to each Subaccount, on any Distribution Date, the balance, if any, of such Subaccount immediately prior to such Distribution Date (or, in the case of the first Distribution Date, an amount equal to the initial balance of such Subaccount as of the Closing
     Date) less the amounts to be applied on such Distribution Date to reduce the balance of such Subaccount.

          "Subaccounts": Any one of the Subaccounts created pursuant to Section 5.03(a)(i) hereof.

     Group I:
  "AF-1 Balance" : The              "AF-2 Balance" : The Balance of      "AF-3 Balance" : The Balance of
Balance of the Subaccount          Subaccount AF-2.                    Subaccount AF-3.
AF-1.

 "AF-1 Monthly Interest             "AF-2 Monthly Interest Amount":      "AF-3 Monthly Interest Amount":
Amount": With respect to           With respect to any Distribution    With respect to any Distribution
any Distribution Date, the         Date, the interest accrued on the   Date, the interest accrued on the
interest accrued on the AF-        AF-2 Balance during the Accrual     AF-3 Balance during the Accrual
1 Balance during the               Period for the Class AF-2           Period for the Class AF-3
Accrual Period for the             Certificates for that               Certificates for that
Class AF-1 Certificates            Distribution Date at the Group I    Distribution Date at the Group I
for that Distribution Date         Net Rate.                           Net Rate.
at the Group I Net Rate.

 "Subaccount AF-1": The             "Subaccount AF-2": The Subaccount    "Subaccount AF-3":  The
Subaccount by that name            by that name  created pursuant to   Subaccount by that name  created
created pursuant to Section        Section 5.03(a)(i) hereof.          pursuant to Section 5.03(a)(i)
5.03(a)(i) hereof.                                                     hereof.

 "AF-4 Balance" : The Balance of    "AF-5 Balance" : The Balance of      "AF-6 Balance" : The Balance of
the Subaccount AF-4.               Subaccount AF-5.                    Subaccount AF-6.

 "AF-4 Monthly Interest Amount":    "AF-5 Monthly Interest Amount":      "AF-6 Monthly Interest Amount":
With respect to any                With respect to any Distribution    With respect to any Distribution
Distribution Date, the             Date, the interest accrued on the   Date, the interest accrued on the
interest accrued on the AF-4       AF-5 Balance during the Accrual     AF-6 Balance during the Accrual
Balance during the Accrual         Period for the Class AF-5           Period for the Class AF-6
Period for the Class AF-4          Certificates for that               Certificates for that
Certificates for that              Distribution Date at the Group I    Distribution Date at the Group I
Distribution Date at the Group     Net Rate.                           Net Rate.
I Net Rate.

 "Subaccount AF-4": The             "Subaccount AF-5": The Subaccount    "Subaccount AF-6": The Subaccount
Subaccount by that name            by that name  created pursuant to   by that name  created pursuant to
created pursuant to Section        Section 5.03(a)(i) hereof.          Section 5.03(a)(i) hereof.
5.03(a)(i) hereof.

 "MF-1 Balance" : The Balance of    "MF-2 Balance" : The Balance of      "BF-1 Balance" : The Balance of
Subaccount MF-1.                   Subaccount MF-2.                    Subaccount BF-1.

 "MF-1 Monthly Interest Amount":    "MF-2 Monthly Interest Amount":      "BF-1 Monthly Interest Amount":
With respect to any                With respect to any Distribution    With respect to any Distribution
Distribution Date, the             Date, the interest accrued on the   Date, the interest accrued on the
interest accrued on the MF-1       MF-2 Balance during the Accrual     BF-1 Balance during the Accrual
Balance during the Accrual         Period for the Class MF-2           Period for the Class BF-1
Period for the Class MF-1          Certificates for that               Certificates for that
Certificates for that              Distribution Date at the Group I    Distribution Date at the  Group I
Distribution Date at the Group     Net Rate.                           Net Rate.
I Net Rate.

 "Subaccount MF-1": The             "Subaccount MF-2": The Subaccount    "Subaccount BF-1": The Subaccount
Subaccount by that name            by that name created pursuant to    by that name created pursuant to
created pursuant to Section        Section 5.03(a)(i) hereof.          Section 5.03(a)(i) hereof.
5.03(a)(i) hereof.

 "BF-1A Balance": The Balance of
Subaccount BF-1A.

 "BF-1A Monthly Interest
Amount": With respect to any
Distribution Date, the
interest accrued on the BF-1A
Balance during the Accrual
Period for the Class BF-1A
Certificates for that
Distribution Date at the

  Group I Net Rate.

 "Subaccount BF-1A": The
Subaccount by that name
created pursuant to Section
5.03(a)(i) hereof.


     Group II:

  "AV-1 Balance": The Balance of the Subaccount          "AV-2 Balance": The Balance of the Subaccount AV-1.
AV-1.

  "AV-1 Monthly Interest Amount": With respect to        "AV-2 Monthly Interest Amount": With respect to any
any Distribution Date, the interest accrued on         Distribution Date, the interest accrued on the AV-1
the AV-1 Balance during the Accrual Period for         Balance during the Accrual Period for the Class
the Class AV-1 Certificates for that                   AV-1 Certificates for that Distribution Date at the
Distribution Date at the Group II Net Rate.            Group II Net Rate.

  "Subaccount AV-1":  The Subaccount by that name        "Subaccount AV-2":  The Subaccount by that name
created pursuant to Section 5.03(a)(i) hereof.         created pursuant to Section 5.03(a)(i) hereof.

  "MV-1 Balance": The Balance of Subaccount MV-1.        "MV-2 Balance": The Balance of Subaccount MV-2.

  "MV-1 Monthly Interest Amount": With respect to        "MV-2 Monthly Interest Amounts": With respect to
any Distribution Date, the interest accrued on         any Distribution Date, the interest accrued on the
the MV-1 Balance during the Accrual Period for         MV-2 Balance during the Accrual Period for the
the Class MV-1 Certificates for that                   Class MV-2 Certificates for that Distribution Date
Distribution Date at the Group II Net Rate.            at the Group II Net Rate.

  "Subaccount MV-1":  The Subaccount by that name        "Subaccount MV-2":  The Subaccount by that name
created pursuant to Section 5.03(a)(i) hereof.         created pursuant to Section 5.03(a)(i) hereof.

  "BV-1 Balance":  The Balance of Subaccount BV-1.       "BV-1A Balance":  The Balance of Subaccount BV-1A.

  "BV-1 Monthly Interest Amount":  With respect          "BV-1A Monthly Interest Amount":  With respect to
to any Distribution Date, the interest accrued         any Distribution Date, the interest accrued on the
on the BV-1 Balance during the Accrual Period          BV-1A Balance during the Accrual Period for the
for the Class BV-1 Certificates for that               Class BV-1A Certificates for that Distribution Date
Distribution Date at the Group II Net Rate.            at the Group II Net Rate.

  "Subaccount BV-1":  The Subaccount by that name        "Subaccount BV-1A":  The Subaccount by that name
created pursuant to Section 5.03(a)(i) hereof.         created pursuant to Section 5.03(a)(i) hereof.

     "Subaccount R": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "Subgroup A": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group II, Subgroup A, including any Group II Subsequent Mortgage Loans included in Subgroup A and, including any Group II Qualified Substitute Mortgage Loans delivered in replacement thereof.

     "Subgroup B": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group II, Subgroup B, including any Group II Subsequent Mortgage Loans included in Subgroup B and, including any Group II Qualified Substitute Mortgage Loans delivered in replacement thereof.

     "Subsequent Cut-Off Date": The time and date specified in a Subsequent Sales Agreement with respect to those Subsequent Mortgage Loans which are transferred and assigned to the Trust pursuant to the related Subsequent Sales Agreement.

     "Subsequent Mortgage Loans": The Group I Subsequent Mortgage Loans and the Group II Subsequent Mortgage Loans.

     "Subsequent Sales Agreement": Each Subsequent Sales Agreement dated as of a Subsequent Sales Date executed by the Master Servicer, the Seller and Saxon Mortgage substantially in the form of Schedule III hereto, by which Subsequent Mortgage Loans are sold and assigned to the Trust.

     "Subsequent Sales Date": The date specified in each Subsequent Sales Agreement which shall be a date no later than the end of the Prepayment Period preceding the first Distribution Date after the end of the Funding Period.

     "Tax Matters Person": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

     "Telerate Page 3750" the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

     "Trust Estate":  As defined in Section 2.01 hereof.

     "Trustee": Chase Bank of Texas, National Association, a national banking association, its successor in interest or any successor trustee appointed in accordance with the Trust Agreement.

     "Trustee Fee":  The fee payable monthly to the Trustee by the Master
Servicer.

     "Underwriters": Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Prudential Securities Incorporated, and Banc One Capital Markets, Inc.

     "Underwriting Agreement": The Underwriting Agreement dated July 30, 1999, between the Depositor and SMI and the Underwriters.

                                  Article II

               Formation of Trust; Conveyance of Mortgage Loans

     Section 2.01. Conveyance of Mortgage Loans. To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, the distribution of all other sums distributable under the Trust Agreement with respect to the Certificates and the performance of the covenants contained in the Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Certificateholders as their interests may appear, all the Depositor"s right, title and interest in and to any and all benefits accruing to the Depositor from: (i) the Mortgage Loans (except for any prepayment penalties payable at any time with respect thereto), which the Depositor is causing to be delivered to the Trustee (or the Custodian) herewith (and all Qualified Substitute Mortgage Loans (except for any prepayment penalties payable at any time with respect thereto) substituted therefor as provided by Section 2.03 of the Standard Terms and pursuant to the terms of the Sales Agreement), together in each case with the related Trustee Mortgage Loan Files and the Depositor"s interest in any Collateral that secured a Mortgage Loan but that is acquired by foreclosure or deed-in-lieu of foreclosure after the Closing Date, and all Monthly Payments due after the Cut-Off Date and all curtailments or other principal prepayments received with respect to the Mortgage Loans paid by the Borrower after the Cut-Off Date (except for any prepayments received after the Cut-Off Date but reflected in the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date) and proceeds of the conversion, voluntary or involuntary, of the foregoing; (ii) the Servicing Agreement; (iii) the Sales Agreement, except that the Depositor does not assign to the Trustee any of its rights under Sections 9 and 12 of the Sales Agreement; (iv) the Asset Proceeds Account, the Pre-Funding Account, the Capitalized Interest Account and the Distribution Account, whether in the form of cash, instruments, securities or other properties; and (v) all proceeds of any of the foregoing (including, but not limited to, all proceeds of any mortgage insurance, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (i) through (v) above, collectively, the "Trust Estate").

     The Trustee acknowledges the sales, assignments and pledges created by the foregoing paragraphs, accepts the trust hereunder in accordance with the provisions hereof and agrees to perform the duties set forth herein or required by the Standard Terms to the end that the interests of the Certificateholders may be adequately and effectively protected in accordance with the terms and conditions of this Agreement.

     By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold all documents delivered to it from time to time with respect to the Mortgage Loans and all assets included in the Trust Estate in trust for the exclusive use and benefit of all present and future Certificateholders.

     Section 2.02.  Purchase of Subsequent Mortgage Loans.

     (a)  Subject to the satisfaction of the conditions set forth in paragraph
(b) below (based on the Master Servicer"s review of such conditions) in consideration of the delivery on a Subsequent Sales Date to or upon the order of the Seller of all or a portion of the Group I Pre-Funded Amount or the Group II Pre-Funded Amount, as the case may be, the Seller shall on such Subsequent Sales Date sell, transfer, assign, set over and otherwise convey without recourse, to the Trust, and the Trustee shall purchase on behalf of the Trust, all the Seller"s right, title and interest in and to the Subsequent Mortgage Loans, together with the related Trustee Mortgage Loan Files, covered by the Subsequent Sales Agreement delivered on such date.

     (b) The obligation of the Trust to acquire Subsequent Mortgage Loans is subject to the satisfaction of each of the following conditions on or prior to the related Subsequent Sales Date:

          (i) the Seller shall have delivered to the Trustee with a copy to the Master Servicer a duly executed written Subsequent Sales Agreement in substantially the form of Schedule III hereto, which shall include a Schedule of Subsequent Mortgage Loans, listing separately the Group I Subsequent Mortgage Loans and Group II Subsequent Loans and specifying the amount to be withdrawn from the Group I Pre-Funded Amount and the Group II Pre-Funded Amount;

          (ii) the remaining term to maturity of each Subsequent Mortgage Loan may not exceed 30 years;

        (iii) no Subsequent Mortgage Loan will have been selected in a manner adverse to the interests of Certificateholders;

        (iv) receipt by the Trustee of a letter from each Rating Agency confirming that the addition of the Subsequent Mortgage Loans will not result in the reduction, qualification or withdrawal of the then current ratings of the Certificates;

        (v) no Subsequent Mortgage Loan may be more than 30 days delinquent as of the related Cut-Off Date;

        (vi) no Subsequent Mortgage Loan may have a Loan-to-Value Ratio greater than 101.00%;

        (vii) each Subsequent Mortgage Loan will be underwritten in accordance with the Seller's underwriting guidelines;

        (viii) after giving effect to the acquisition of the Subsequent Mortgage Loans, the Mortgage Loans in Group I (which shall all have fixed interest rates):

               (A) will have a weighted average Mortgage Interest Rate not less than 9.90% per annum;

               (B) the aggregate Scheduled Principal Balances of the Mortgage Loans with a combined Loan to Value Ratio greater than 80% will not exceed 36% of the aggregate Scheduled Principal Balances of the Mortgage Loans; and the weighted average Loan to Value ratio of the Mortgage Loans will not exceed 80%;

               (C) the weighted average remaining amortization term of the Mortgage Loans shall not be less than 335 months;

               (D)  may not exceed any of the following restrictions:


                              Categories of                                             Restriction (Based on
                              Mortgage Loans                                        Scheduled Principal Balances)
                              --------------                                        -----------------------------
                    Mortgage Loans secured by owner occupied dwellings                         88.00%
                    Mortgage Loans with balloon payments                                       55.00%
                    Mortgage Loans secured by junior liens                                      2.50%
                    Mortgage Loans secured by investor-owned Mortgaged Premises                 8.00%

               (E) no more than 0.75% of the Mortgage shall have balances in excess of $500,000; Loans (by Scheduled Principal Balance)

               (F) no more than 15.50%, 9.75% and 2.25% of Principal Balance) shall be classified by respectively; and the Mortgage Loans (by Scheduled Saxon Mortgage as "B", "C" and "D",

               (G) not less than 75% of the Mortgage Loans shall be secured by single family (detached and attached) residences.

        (ix) after giving effect to the acquisition of the Subsequent Mortgage Loans, the Mortgage Loans in Group II (which shall all be ARM Loans):

               (A) will have a weighted average current Mortgage Interest Rate of not less than 9.80% and a weighted average margin of at least 6.15%;

               (B) the Mortgage Loans with a Loan to Value Ratio greater than 80% will not exceed 37.0% of the aggregate Scheduled Principal Balances of the Mortgage Loans and the weighted average Loan to Value Ratio of the Mortgage Loans will not exceed 80.0%;

               (C) the weighted average remaining amortization term of the Mortgage Loans shall not be less than 354 months;

               (D)  may not exceed any of the following restrictions:


                              Categories of                                             Restriction (Based on
                              Mortgage Loans                                         Scheduled Principal Balances)
                              --------------                                         ----------------------------
                    Mortgage Loans secured by owner occupied dwellings                        90.00%

                    Mortgage Loans secured by investor-owned Mortgaged Premises                6.00%


               (E) no more than 4.00% of the Mortgage Loans shall have balances in excess of $600,000; (by Scheduled Principal Balance)

               (F) no more than 25.00%, 17.25% and 5.25% of Principal Balance) shall be classified by respectively; the Mortgage Loans (by Scheduled Saxon Mortgage as "B", "C" and "D",

               (G) not less than 75% of the Mortgage Loans secured by single family (detached and (by Scheduled Principal Balance ) shall be attached) residences; and

               (H) each Mortgage Loan in Subgroup A will adhere to FNMA and FHLMC conforming balance guidelines.

               For purposes of making all calculations required by clauses
               (viii) and (ix), the Scheduled Principal Balances of the Initial Mortgage Loans at the Cut-Off Date and of the Subsequent Mortgage Loans as of their respective Subsequent Cut-Off Dates shall be used.

     (x) the Seller shall have provided the Master Servicer and the Trustee any information reasonably requested by any of them with respect to the Subsequent Mortgage Loans then to be sold to the Trust;

     (xi) the Seller shall have delivered to the Master Servicer for deposit in the Master Servicer Custodial Account all principal and interest due in respect of such Subsequent Mortgage Loans after the related Subsequent Cut-Off Date;

     (xii) the Depositor shall have delivered to the Trustee, the Underwriters and the Rating Agencies a letter from an independent accountant stating whether or not the characteristics of the Subsequent Mortgage Loans conform to the characteristics of the Mortgage Loans listed on Schedule I;

     (xiii) as of each Subsequent Sales Date, neither the Seller nor Saxon Mortgage shall be insolvent, nor will either of them be made insolvent by such transfer;

     (xiv)     the Funding Period shall not have ended; and

     (xv) the Seller and Saxon Mortgage each shall have delivered to the Master Servicer and the Trustee an Officer's certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Subsequent Sales Agreement and opinions of counsel with respect to corporate, bankruptcy and tax matters relating to the transfer of Subsequent Mortgage Loans in the forms substantially similar to those delivered on the Closing Date, and the Certificate Insurer shall have consented to such acquisition.

     (c) Pursuant to Section 2.03(b) hereof, the Trustee shall remit on each Subsequent Sales Date to or upon the order of the Seller from the Pre-Funding Account the amount specified by the Master Servicer only upon the Trustee's receipt of: (i) a fully executed Subsequent Sales Agreement; (ii) the two Officer's certificates required by Section 2.02(b)(xv) hereof; (iii) an Opinion or Opinions of Counsel from each of the Seller and Saxon Mortgage required by
Section 2.02(b)(xv), and (iv) a letter from each Rating Agency as required by
Section 2.02 (b)(iv), (v) a letter from an independent accountant as required by
Section 2.02(b)(xii); and (vi) the written instruction from the Master Servicer setting forth the amounts to be paid as required by Section 2.03(b) hereof. The Trustee may rely and shall be protected in relying on all such officer's certificates as evidencing full compliance with all conditions precedent specified in Section 2.02(b), without any further duty of inquiry with respect thereto.


     (d) On each Subsequent Sales Date and on the Master Servicer Reporting Date immediately following the end of the Funding Period, the Master Servicer shall determine: (i) the amount and correct disposition of the Pre-Funded Amount (and the portion thereof to be allocated to Group I Available Funds and the portion thereof to be allocated to Group II Available Funds), and the amount remaining in the Capitalized Interest Account and (ii) any other necessary matters in connection with the administration of the Pre-Funded Account and the Capitalized Interest Account. With respect to each Subsequent Sales Date the Master Servicer shall determine the Overfunded Interest Amount. If any amounts are released as a result of an error in calculation to the Holders or the Seller from the Pre-Funding Account or from the Capitalized Interest Account, the Seller shall immediately repay such amounts to the Master Servicer or, in the case of the Holders, the Master Servicer shall have the right to cause the Trustee to withhold such amounts from future distributions on such Certificates for redeposit in the Pre-Funding Account or Capitalized Interest Account, as the case may be.

     Section 2.03.  Pre-Funding Account and Capitalized Interest Account.

     (a) The Trustee shall establish and maintain the Pre-Funding and the Capitalized Interest Account, each to be held in trust for the benefit of the Certificateholders. Each of the Pre-Funding Account and the Capitalized Interest Account shall be an Eligible Account. On the Closing Date, Saxon will cause to be deposited in the Pre-Funding Account the Group I Original Pre-Funded Amount and the Group II Original Pre-Funded Amount and in the Capitalized Interest Account the Initial Capitalized Interest Amount.

     (b) On any Subsequent Sales Date, the Master Servicer shall instruct the Trustee, with a copy to the Seller, (i) to withdraw from the Group I Pre-Funded Amount in the Pre-Funding Account an amount equal to 100% of the aggregate Scheduled Principal Balances of the Group I Subsequent Mortgage Loans as of the applicable Subsequent Cut-Off Date sold to the Trust on such Subsequent Sales Date; (ii) to withdraw from the Group II Pre-Funded Amount in the Pre-Funding Account an amount equal to 100% of the aggregate Scheduled Principal Balances of the Group II Subsequent Mortgage Loans as of the applicable Subsequent Cut-Off Date sold to the Trust on such Subsequent Sales Date; and (iii) to pay such amounts to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02(c) hereof with respect thereto. In no event shall the Trustee withdraw from the Pre-Funding Account an amount in excess of the Group I Original Pre-Funded Amount with respect to Group I Mortgage Loans or an amount in excess of the Group II Original Pre-Funded Amount with respect to Group II Mortgage Loans.

     (c) On each Master Servicer Remittance Date to and including the Distribution Date immediately following the end of the Funding Period, the Master Servicer shall instruct the Paying Agent to transfer: (i) to the Capitalized Interest Account from the Pre-Funding Account, the Pre-Funding Account Earnings; and (ii) to the Asset Proceeds Account from the Capitalized Interest Account, the Capitalized Interest Requirement.

     (d) On each Subsequent Sales Date the Master Servicer shall instruct the Trustee to distribute the Overfunded Interest Amount, if any, to the Seller. At the end of the Funding Period, all amounts, if any, remaining in the Capitalized Interest Account shall be transferred to the Seller and the Capitalized Interest Account shall be closed.

     (e) On the Master Servicer Remittance Date immediately following the end of the Funding Period, the Master Servicer shall instruct the Trustee to transfer the Pre-Funded Amount to the Asset Proceeds Account for distribution to the Holders of the Class A Certificates in accordance with Section 3.02 hereof.

     (f) The Pre-Funding Account and the Capitalized Interest Account shall not be assets of either REMIC created pursuant to this Agreement.

                                  Article III
                        Remitting to Certificateholders


     Section 3.01 Subaccount Distributions.On each Distribution Date, the Trustee shall make the following allocations, disbursements and transfers from the Asset Proceeds Account to the Distribution Account, which shall be an Eligible Account, in the following order of priority:

     (a) from the Group I Interest Funds to Subaccounts AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF-1 and BF-1A, in the following order: first, pro rata, the AF-1, AF-2, AF-3, AF-4, AF-5 and AF-6 Monthly Interest Amounts, second, the MF-1 Monthly Interest Amount, third the MF-2 Monthly Interest Amount, and fourth, pro rata, the BF-1 and BF-1A Monthly Interest Amounts;

     (b) from the Group II Interest Funds to Subaccounts AV-1, AV-2, MV-1, MV-2, BV-1 and BV-1A, in the following order: first, pro rata, the AV-1 and AV-2 Monthly Interest Amounts, second, the MV-1 Monthly Interest Amount, third, the MV-2 Monthly Interest Amount, and fourth, pro rata, the BV-1 and BV-1A Monthly Interest Amounts;

     (c)  from the Group I Principal Funds:

               (A) to Subaccount AF-1 until the AF-1 Balance is reduced to zero;

               (B) to Subaccount AF-2 until the AF-2 Balance is reduced to zero;

               (C) to Subaccount AF-3 until the AF-3 Balance is reduced to zero;

               (D) to Subaccount AF-4 until the AF-4 Balance is reduced to zero;

               (E) to Subaccount AF-5 until the AF-5 Balance is reduced to zero;

               (F) to Subaccount AF-6 until the AF-6 Balance is reduced to zero;

               (G) to Subaccount MF-1 until the MF-1 Balance is reduced to zero;

               (H) to Subaccount MF-2 until the MF-2 Balance is reduced to zero;

               (I) to Subaccount BF-1 until the BF-1 Balance is reduced to zero;
                   and

               (J) to Subaccount BF-1A until the BF-1A Balance is reduced to zero;

          provided, however, that (a) such Balances shall be reduced and increased in the same order and manner that the Class of Certificates having the corresponding class designation is increased or decreased; and

     (d)  from the Group II Principal Funds:


               (A) to Subaccount AV-1 until the AV-1 Balance is reduced to zero;

               (B) to Subaccount AV-2 until the AV-2 Balance is reduced to zero;

               (C) to Subaccount MV-1 until the MV-1 Balance is reduced to zero;

               (D) to Subaccount MV-2 until the MV-2 Balance is reduced to zero;

               (E) to Subaccount BV-1 until the BV-1 Balance is reduced to zero;
                   and

                (F) to Subaccount BV-1A until the BV-1A Balance is reduced to zero;

          provided, however, that (a) such Balances shall be reduced and increased in the same order and manner that the Class of Certificates having the corresponding class designation is increased or decreased.

     Section 3.02.  Certificate Distributions.

     (a) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations have been made until such amount shall have been fully allocated for such Distribution Date:

          (i) to the Group I Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates; provided, however, if the Group I Interest Funds and any amounts transferred from the Capitalized Interest Account for the Group I Mortgage Loans are not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group I Class A Certificates, such amount will be distributed pro rata among each Class of the Group I Class A Certificates based on the ratio of (x) the Current Interest and Interest Carry Forward Amount for each Class of the Group I Class A Certificates to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates;

          (ii)  to the Class MF-1 Certificates, the Class MF-1 Current Interest;

          (iii) to the Class MF-2 Certificates, the Class MF-2 Current Interest;

          (iv) to the Class BF-1 and Class BF-1A Certificates, the Class BF-1 and Class BF-1A Current Interest; provided, however, if the Group I Interest Funds and any amounts transferred from the Capitalized Interest Account for the Group I Mortgage Loans are not sufficient to make a full distribution of the Current Interest with respect to the Class BF-1 and Class BF-1A Certificates, such Interest Funds and amounts will be distributed pro rata among each Class of the Class BF-1 and Class BF-1A Certificates based on the ratio of (x) the Current Interest for such Class to (y) the total amount of Current Interest for the Class BF-1 and Class BF-1A Certificates; and
                (v) any remainder pursuant to Section 3.02(e) hereof.

     (b) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

          (i) to the Group II Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates; provided, however, if the Group II Interest Funds and any amounts transferred from the Capitalized Interest Account for the Group II Mortgage Loans are not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group II Class A Certificates, such amount will be distributed pro rata among each Class of the Group II Class A Certificates based on the ratio of (x) the Current Interest and Interest Carry Forward Amount for each Class of the Group II Class A Certificates to
                (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates;

          (ii)  to the Class MV-1 Certificates, the Class MV-1 Current Interest;

          (iii) to the Class MV-2 Certificates, the Class MV-2 Current Interest;

          (iv) pro rata, to the Class BV-1 and Class BV-1A Certificates, the Class BV-1 and Class BV-1A Current Interest; provided, however, if the Group II Interest Funds and any amounts transferred from the Capitalized Interest Account for the Group II Mortgage Loans are not sufficient to make a full distribution of the Current Interest with respect to the Class BV-1 and Class BV-1A Certificates, such Interest Funds and amounts will be distributed pro rata among each Class of the Class BV-1 and Class BV-1A Certificates based on the ratio of (x) the Current Interest for such Class to (y) the total amount of Current Interest for the Class BV-1 and Class BV-1A Certificates; and

          (v)   any remainder pursuant to Section 3.02(f) hereof.

     (c) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

          (i) to the Group I Class A Certificates, the Group I Class A Principal Distribution Amount to be distributed as follows: (x) the Class AF-6 Principal Distribution Amount to the Class AF-6 Certificates; and (y) the balance of the Group I Class A Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no such distribution pursuant to this clause (y) will be made to any such Class until the Certificate Principal Balances of all Group I Class A Certificates with a lower numeral designation shall have been reduced to zero; provided, however, that, on any Distribution Date on which the Group I Class A Certificate Principal Balance is equal to or greater than the Scheduled Principal Balances of Group I, the Group I Class A Principal Distribution Amount will be distributed pro rata and not sequentially to the Group I Class A Certificates;

          (ii) to the Class MF-1 Certificates, the Group I Class MF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iii) to the Class MF-2 Certificates, the Group I Class MF-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iv) to the Class BF-1 Certificates, the Group I Class BF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (v) if a Group I Subordinated Trigger Event exists on such Distribution Date, sequentially, to the Class BF-1, Class MF-2 and Class MF-1 Certificates, in that order, the Group I Class BF-1A Principal Distribution Amount;

          (vi) to the Class BF-1A Certificates, the Group I Class BF-1A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero (provided that a Group I Subordinated Trigger Event does not exist on such Distribution
                Date); and

          (vii) to the Class R Certificates;

provided, however, that, if a Group I Trigger Event is in effect on any Distribution Date: (a) after the Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero, the Class MF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; (b) after the Certificate Principal Balance of the Class MF-1 Certificates has been reduced to zero, the Class MF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; (c) after the Certificate Principal Balance of the Class MF-2 Certificates has been reduced to zero, the Class BF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount, and
(d) after the Certificate Principal Balance of the Class BF-1 Certificates has been reduced to zero, the Class BF-1A Principal Distribution Amount shall equal the Group I Principal Distribution Amount;

     (d) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

          (i) to the Group II Class A Certificates, the Group II Class A Principal Distribution Amount to be distributed as follows: amounts constituting Principal Funds attributable to Subgroup A to the Class AV-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero and amounts constituting Principal Funds attributable to Subgroup B to the Class AV-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero, and any excess of the Group II Class A Principal Distribution Amount over the amounts distributed in the preceding clause will be prorated between the Class AV-1 and Class AV-2 Certificates; provided, however, if the Certificate Principal Balance of the Class AV-1 Certificates or the Class AV-2 Certificates is reduced to zero, the Class A Principal Distribution Amount shall be distributed to the remaining Class A Group II Certificates until the Certificate Principal Balance of such Class has been reduced to zero;

          (ii) to the Class MV-1 Certificates, the Group II Class MV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iii) to the Class MV-2 Certificates, the Group II Class MV-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iv) to the Class BV-1 Certificates, the Group II Class BV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (v) if a Group II Subordinated Trigger Event exists on such Distribution Date, sequentially, to the Class BV-1, Class MV-2 and Class MV-1 Certificates, in that order, the Group II Class BV-1A Principal Distribution Amount;

          (vi) to the Class BV-1A Certificates, the Group II Class BV-1A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero (provided that a Group II Subordinated Trigger Event does not exist on such Distribution Date); and

          (vii) to the Class R Certificates;

provided, however, that, if a Group II Trigger Event is in effect on any Distribution Date: (a) after the Certificate Principal Balance of the Group II Class A Certificates has been reduced to zero, the Group II Class MV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; (b) after the Certificate Principal Balance of the Class MV-1 Certificates has been reduced to zero, the Class MV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; (c) after the Certificate Principal Balance of the Class MV-2 Certificates has been reduced to zero, the Class BV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; and (d) after the Certificate Principal Balance of the Class BV-1 Certificates has been reduced to zero, the Class BV-1A Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date.

     (e) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(a)(v) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (iv) of this Section 3.02(e), Section 3.02(f)(v) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders shall have been fully allocated:

          (i)   the Group I Extra Principal Distribution Amount;

          (ii) to the Class MF-1 Certificates, the Class MF-1 Interest Carry Forward Amount;

          (iii) to the Class MF-2 Certificates, the Class MF-2 Interest Carry Forward Amount;

          (iv) pro rata, to the Class BF-1 and Class BF-1A Certificates, the Class BF-1 and Class BF-1A Interest Carry Forward Amount;

          (v) to the extent required to make the allocations set forth in clauses (i) through (iv) of Section 3.02(f) hereof, pursuant to
                 Section 3.02(f) hereof;

          (vi) to the Class BF-1A Certificates, an amount equal to the Group I Applicable Percentage of the remaining amount, in reduction of the Certificate Principal Balance thereof, until the Class BF-1A Certificate Principal Balance has been reduced to zero; and

          (vii)  the remainder pursuant to Section 3.02(g) hereof.

     (f) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(b)(v) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (iv) of this Section 3.02(f), Section 3.02(e)(v) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders have been fully allocated:

          (i)    the Group II Extra Principal Distribution Amount;

          (ii) to the Class MV-1 Certificates, the Class MV-1 Interest Carry Forward Amount;

          (iii) to the Class MV-2 Certificates, the Class MV-2 Interest Carry Forward Amount;

          (iv) pro rata, to the Class BV-1 and Class BV-1A Certificates, the Class BV-1 and Class BV-1A Interest Carry Forward Amount;

          (v) to the extent required to make the allocations set forth in clauses (i) through (iv) of Section 3.02(e) hereof;

          (vi) on any Distribution Date on or before the last Distribution Date with respect to the Class AV-1 Certificates, to the Class AV-1 Certificates, the Class AV-1 Certificates Carryover;

          (vii) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-1 Certificates, to the Class MV-1 Certificates, the Class MV-1 Certificates Carryover;

          (viii) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-2 Certificates, to the Class MV-2 Certificates, the Class MV-2 Certificates Carryover;

          (ix) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-1 Certificates, to the Class BV-1 Certificates, the Class BV-1 Certificates Carryover;

          (x) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-1A Certificates, the Class BV-1A Certificates Carryover;

          (xi) to the Class BV-1A Certificates, an amount equal to the Group II Applicable Percentage of the remaining amount, in reduction of the Certificate Principal Balance thereof, until the Class BV-1A Certificate Principal Balance has been reduced to zero; and

          (xii)  the remainder pursuant to Section 3.02(g) hereof.

     (g) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(e)(vii) and (f)(xii) hereof in the following order of priority, and each such allocation shall be made only after the preceding allocations shall have been made until such remainders have been fully allocated:

          (i)   to the Class C Certificates, the Class C Distribution Amount;
                and

          (ii)  to the Class R Certificates, the remainder.

     (h) On each Distribution Date, the Trustee shall allocate any excess of the Group I Certificate Principal Balance over the Scheduled Principal Balances of Group I to reduce the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:

          (i) to the Class BF-1A Certificates until the Class BF-1A Certificate Principal Balance is reduced to zero;

          (ii) to the Class BF-1 Certificates until the Class BF-1 Certificate Principal Balance is reduced to zero;

          (iii) to the Class MF-2 Certificates until the Class MF-2 Certificate Principal Balance is reduced to zero; and

          (iv) to the Class MF-1 Certificates until the Class MF-1 Certificate Principal Balance is reduced to zero.

     (i) On each Distribution Date, the Trustee shall allocate any excess of the Group II Certificate Principal Balance over the Scheduled Principal Balances of Group II to reduce the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:

          (i) to the Class BV-1A Certificates until the Class BV-1A Certificate Principal Balance is reduced to zero;

          (ii) to the Class BV-1 Certificates until the Class BV-1 Certificate Principal Balance is reduced to zero;

          (iii) to the Class MV-2 Certificates until the Class MV-2 Certificate Principal Balance is reduced to zero; and

          (iv) to the Class MV-1 Certificates until the Class MV-1 Certificate Principal Balance is reduced to zero.

     (j) On each Distribution Date, the Trustee shall allocate an amount equal to the Group I Extra Principal Distribution Amount for such Distribution Date as an increase in the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:

          (i) to the Class MF-1 Certificates in an amount up to the Class MF-1 Unpaid Realized Loss Amount;

          (ii) to the Class MF-2 Certificates in an amount up to the Class MF-2 Unpaid Realized Loss Amount;

          (iii) to the Class BF-1 Certificates in an amount up to the Class BF-1 Unpaid Realized Loss Amount; and

          (iv) to the Class BF-1A Certificates in an amount up to the Class BF-1A Unpaid Realized Loss Amount.

     (k) On each Distribution Date, the Trustee shall allocate an amount equal to the Group II Extra Principal Distribution Amount for such Distribution Date as an increase in the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:

          (i) to the Class MV-1 Certificates in an amount up to the Class MV-1 Unpaid Realized Loss Amount;

          (ii) to the Class MV-2 Certificates in an amount up to the Class MV-2 Unpaid Realized Loss Amount;

          (iii) to the Class BV-1 Certificates in an amount up to the Class BV-1 Unpaid Realized Loss Amount; and

          (iv) to the Class BV-1A Certificates in an amount up to the Class BV-1A Unpaid Realized Loss Amount.

     Section 3.03.  Reports to the Depositor:

     On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall notify the Depositor and the Trustee of the following information with respect to the next Distribution Date (which notification may be given by facsimile, or by telephone promptly confirmed in writing):

     (a) the aggregate amount then on deposit in the Asset Proceeds Account and the source thereof (identified as interest, scheduled principal or unscheduled principal);

     (b) the amount of any Realized Losses, Applied Realized Loss Amounts and Unpaid Realized Loss Amounts;

     (c) the application of the amounts described in clauses (a) and (b) on such Distribution Date in accordance with Section 3.02 hereof;

     (d) whether a Group I or Group II Trigger Event or a Group I or Group II Subordinated Trigger Event has occurred; and

     (e) for each Distribution Date during the Funding Period, (i) the Group I Pre-Funded Amount and the Group II Pre-Funded Amount previously used to acquire Subsequent Mortgage Loans, (ii) the Group I Pre-Funded Account Earnings and the Group II Pre-Funded Account Earnings transferred to the Asset Proceeds Account,
(iii) the Group I Capitalized Interest Requirement and the Group II Capitalized Interest Requirement transferred to the Asset Proceeds Account; and (iv) the Group I Pre-Funded Amount and the Group II Pre-Funded Amount; and for the Distribution Dated following the end of the Funding Period, the Group I Pre-Funded Amount distributed as a part of a Group I Principal Distribution and the Group II Pre-Funded Amount distributed as a part of a Group II Principal Distribution Amount.

     Section 3.04.  Reports by Master Servicer.

     (a) On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall report or cause to be reported in writing to the Depositor (in hard copy), each Holder of a Certificate, the Underwriters and the Trustee and their designees (designated in writing to the Master Servicer) and the Rating Agencies:

          (i)   with respect to each Class of Certificates (other than Class
     C and Class R) (based on a Certificate in the original principal amount of $1,000):

                (a)  the amount of the distributions on such Distribution Date;

                (b   the amount of such distribution allocable to interest;

                (c) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any prepayments, Substitution Shortfalls, repurchase amounts pursuant to Section 2.03 of the Standard Terms or other recoveries of principal included therein, any Group I or Group II Extra Principal Distribution Amount and any Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Applied Realized Loss Amount with respect to, and any Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Unpaid Realized Loss Amount at, such Distribution Date;

                (d) the principal balance after giving effect to any distribution allocable to principal; and

                (e) any Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1 and Class BF-1A Interest Carry Forward Amount, any Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Interest Carry Forward Amount or any Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates Carryover ;

          (ii)  the Group I Net Rate and the Group II Net Rate;

          (iii) the Realized Losses for Group I and Group II for the period and since the Cut-Off Date;

          (iv)  the largest Mortgage Loan balance outstanding in each Group;

          (v) the Servicing Fees and Master Servicing Fees allocable to each Group;

          (vi)  One-Month LIBOR on the most recent Interest Determination Date;

          (vii) the Pass-Through Rates for the Group II Certificates for the current Accrual Period and, if the Pass-Through Rates for any Class of the Group I Certificates for the current Accrual Period is based on the Group I Net Rate, the Pass-Through Rates for the Group I Certificates with respect to which the Group I Net Rate applies; and.

          (viii) for each Distribution Date during the Funding Period, the Pre-Funded Amount allocable to each Group.

     (b) On each Distribution Date, based on information provided by the Servicer, the Master Servicer will distribute to the Depositor, each Holder, the Underwriters, the Rating Agencies and the Trustee, together with the information described in subsection (a) preceding, the following information with respect to each Mortgage Loan Group in hard copy:

          (i) the number and aggregate principal balances of Mortgage Loans in each Group (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business as of the end of the related prepayment period;

          (ii) the percentage that each of the Scheduled Principal Balances set forth pursuant to clauses (a), (b) and (c) of paragraph (i) above represent with respect to all Mortgage Loans in each Group;

          (iii) the number and Scheduled Principal Balance of all Mortgage Loans in each Group in foreclosure proceedings as of the close of business as of the end of the related Prepayment Period and in the immediately preceding Prepayment Period;

          (iv) the number of Mortgagors and the Scheduled Principal Balances of Mortgage Loans in each Group involved in bankruptcy proceedings as of the close of business as of the end of the related Prepayment Period;

          (v) the aggregate number and aggregate book value of any REO Property in each Group as of the close of business as of the end of the related Prepayment Period; and

          (vi) the number and amount by principal balance of 60+ Day Delinquent Loans in each Group, in each case by Servicer and as of the end of the related Prepayment Period.

     (c) All allocations made by the Trustee shall be based on information the Trustee receives from the Master Servicer which the Trustee shall be protected in relying on.

     (d) At the request of any Holder of any Private Certificate and a prospective purchaser of a Private Certificate designated by any such Holder, the Master Servicer on behalf of the Depositor will furnish to such persons a copy of the Confidential Private Placement Memorandum, prepared by the Depositor with respect to the private offering of such Certificates and copies of the reports required to be furnished to Certificateholders pursuant to Section 3.04 hereof for the preceding two years (or such shorter period commencing August 1, 1999) pursuant to Section 5.05 of the Standard Terms.

                                  Article IV
                               The Certificates

     Section 4.01.  The Certificates.

     The Certificates shall be designated generally as the Mortgage Loan Asset Backed Certificates, Series 1999-3. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $849, 999,750, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.04 or 5.06 of the Standard Terms. The following table sets forth the Classes of Certificates and the initial Certificate Principal Balance for each such Class:

                                       Initial Certificate
                        Class           Principal Balance
                       Group I - Fixed Rate Mortgage Loans
                         AF-1              $154,198,250
                         AF-2              $ 70,000,000
                         AF-3              $ 67,000,000
                         AF-4              $ 56,000,000
                         AF-5              $ 32,000,000
                         AF-6              $ 42,133,000
                         MF-1              $ 24,639,000
                         MF-2              $ 19,711,000
                         BF-1              $ 14,784,000
                         BF-1A             $ 12,320,000

                   Group II - Adjustable Rate Mortgage Loans
                         AV-1              $202,526,000
                         AV-2              $ 77,887,500
                         MV-1              $ 27,684,000
                         MV-2              $ 23,219,000
                         BV-1              $ 14,289,000
                         BV-1A             $ 11,609,000
                           C                    (1)
                           R                    (2)

__________

/(1)/The Class C Certificates have no stated principal balance or Pass-Through
     Rate and are entitled to receive the Class C Distribution Amount.

/(2)/The Class R Certificates have no stated principal balance or Pass-Through
     Rate and are not entitled to any scheduled distributions of principal or interest.

     Section 4.02.  Denominations.

     The Book-Entry Certificates shall be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates shall be held by the Beneficial Owners thereof through the book-entry facilities of the Clearing Agency as described herein, in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof in the case of the Public Certificates and in denominations of $250,000 and integral multiples of $1,000 in excess thereof in the case of the Private Certificates. So long as the Private Certificates are Book-Entry Certificates, each Person which becomes a Beneficial Owner of Private Certificates will be deemed to make the representations and agreements set forth in the form of Rule 144A Agreement-QIB Certification attached as Exhibit D to the Standard Terms, and to indemnify the Depositor, the Trustee and the Master Servicer against any liability that may result if any transfer of a Private Certificate by such person is not exempt from registration under the Securities Act and all applicable state securities laws or is not made in accordance with such federal and state laws. The Class C and Class R Certificates shall be issued in certificated, fully-registered form in minimum Percentage Interests of 25% and integral multiples of 1% in excess thereof, except that two Class R Certificates may be issued in different denominations.

                                   Article V
                           Miscellaneous Provisions

     Section 5.01.  Request for Opinions.

     (a) The Depositor and the Master Servicer hereby request and authorize McGuire, Woods, Battle & Boothe llp, as their counsel in this transaction, to issue on behalf of the Depositor and the Master Servicer such legal opinions to the Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust or
(ii) requested by the Trustee,  any Rating Agency or their respective counsels.

     (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, the Master Servicer, and each Rating Agency as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

     Section 5.02.  Form of Certificates; Schedules and Exhibits; Governing Law.

     (a) The Certificates shall be substantially in the respective forms set forth in the Exhibits hereto. All Certificates shall be dated the date of their execution.

     (b) Each of the Schedules and Exhibits attached hereto or referenced herein is incorporated herein by reference as contemplated by the Standard Terms.

     (c) In accordance with Section 11.04 of the Standard Terms, this Agreement shall be construed in accordance with and governed by the laws of the State, without regard to any conflicts of laws principles thereof.

     (d) Notwithstanding Section 5.05(a) of the Standard Terms, Class C and Class R Certificates shall only be transferable to an affiliate of the Depositor or a Qualified Institutional Buyer.

     Section 5.03.  REMIC Administration.

     (a) Pooling REMIC. (i) The beneficial ownership of the Pooling REMIC shall be evidenced by interests having the following terms:

                                                                                          Type of Interest
               Pooling Interest               Initial Subaccount       Pass-Through        For Purposes of
                 Designation                       Balance                 Rate           REMIC Provisions
                       Group I
               Subaccount AF-1                   $154,198,250               (1)                Regular
               Subaccount AF-2                   $ 70,000,000               (1)                Regular
               Subaccount AF-3                   $ 67,000,000               (1)                Regular
               Subaccount AF-4                   $ 56,000,000               (1)                Regular
               Subaccount AF-5                   $ 32,000,000               (1)                Regular
               Subaccount AF-6                   $ 42,133,000               (1)                Regular
               Subaccount MF-1                   $ 24,639,000               (1)                Regular
               Subaccount MF-2                   $ 19,711,000               (1)                Regular
               Subaccount BF-1                   $ 14,784,000               (1)                Regular
               Subaccount BF-1A                  $ 12,320,000               (1)                Regular
                       Group II
               Subaccount AV-1                   $202,526,000               (2)                Regular
               Subaccount AV-2                   $ 77,887,500               (2)                Regular
               Subaccount MV-1                   $ 27,684,000               (2)                Regular
               Subaccount MV-2                   $ 23,219,000               (2)                Regular
               Subaccount BV-1                   $ 14,289,000               (2)                Regular
               Subaccount BV-1A                  $ 11,609,000               (2)                Regular

               Subaccount R                           (3)                   (3)                Residual

       (1) On any Distribution Date, the Group I Net Rate.

       (2) On any Distribution Date, the Group II Net Rate.

       (3) Subaccount R is not issued with a Balance or a Pass-Through Rate.

           (ii) Subaccount R is the residual interest in the Pooling REMIC and shall be issued in fully registered certificate form as part of the Class R Certificate. All other Subaccounts shall be deemed issued as non-certificated interests and shall constitute assets of the Issuing REMIC.

           (iii) The assets of the Pooling REMIC are the Mortgage Loans and the Asset Proceeds Account.

           (iv) On each Distribution Date, amounts in the Asset Proceeds Account will be distributed as provided in Section 3.01 hereof.

     (b) Issuing REMIC. (i) The beneficial ownership of the Issuing REMIC shall be evidenced as set forth in Section 4.01 hereof; the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates and each of the separate interest-only rights making up the Class C Distribution Amount are Regular Interests in the Issuing REMIC. The Class R Certificates are the residual interest in the Issuing REMIC.

           (ii) The assets of the Issuing REMIC are the Subaccounts in the Pooling REMIC other than Subaccount R and the Distribution Account.

           (iii) On each Distribution Date, amounts in the Distribution Account will be distributed as provided in Section 3.02 hereof.

     (c)  General.

          (i) The Closing Date is designated as the "start up" day of the Pooling REMIC and Issuing REMIC.

          (ii) The Trustee shall make elections to treat the Pooling REMIC and the Issuing REMIC as REMICs under the Code.

     (d) The "latest possible maturity date" for purposes of the REMIC regulations and each REMIC established hereby is December 25, 2032.

     Section 5.04.  Optional Termination.

     (a) On any Master Servicer Remittance Date on or after the Initial Optional Termination Date, the Master Servicer may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans and all property theretofore acquired in respect of any Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to 100% of the aggregate Scheduled Principal Balances of the Mortgage Loans (including any REO Property) as of the day of purchase minus amounts remitted from the Master Servicer Custodial Account to the Asset Proceeds Account representing collections of principal on the Mortgage Loans during the current Remittance Period, plus one month's interest on such amount, plus in all cases all accrued and unpaid Servicing Fees and Master Servicing Fees plus the aggregate amount of any unreimbursed Advances and any Advances which the Servicer or the Master Servicer has theretofore failed to remit; but in any event such purchase amount shall be sufficient to retire all Group I and Group II Certificates in full. In connection with such purchase, the Master Servicer shall remit to the Trustee all amounts then on deposit in the Master Servicer Custodial Account for deposit to the Asset Proceeds Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

     (b) The Master Servicer shall direct the Trustee to adopt and the Trustee shall adopt, as to each REMIC, a plan of complete liquidation as contemplated by
Section 860F(a)(4) of the Code and as prepared by the Master Servicer, and shall provide to the Trustee an Opinion of Counsel experienced in federal income tax matters acceptable to the Trustee to the effect that such purchase and liquidation constitutes, as to each REMIC, a Qualified Liquidation. In addition, the Master Servicer shall provide to the Trustee an Opinion of Counsel acceptable to the Trustee to the effect that such purchase and liquidation does not constitute a preference payment pursuant to the United States Bankruptcy Code.

     (c) Promptly following any purchase described in this Section 5.04, the Trustee will release the Trustee Mortgage Loan File to the Master Servicer or otherwise upon its order.

     Section 5.05.  Master Servicer; Certificate Registrar and Paying Agent

     (a)  Saxon Mortgage, Inc. is hereby appointed as Master Servicer hereunder.

     (b) Chase Bank of Texas, National Association is hereby appointed as Certificate Registrar and Paying Agent.

     IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of August 1, 1999.


                               SAXON ASSET SECURITIES COMPANY



                               By: /s/ Bradley D. Adams
                                   ----------------------------------------
                                   Bradley D. Adams, Vice President



                               SAXON MORTGAGE, INC.
                                   as Master Servicer



                               By: /s/ Robert G. Partlow
                                   ----------------------------------------
                                   Robert G. Partlow, Senior Vice President



                               CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                                   as Trustee



                               By: /s/ Lila R. Garlin
                                   ----------------------------------------
                                   Lila R. Garlin, Vice President

COMMONWEALTH OF VIRGINIA    )

                            ) ss.:

COUNTY OF HENRICO           )


     The foregoing instrument was acknowledged before me August 17, 1999, by Bradley D. Adams, a Vice President of Saxon Asset Securities Company, a Virginia corporation, on behalf of the corporation.


                         /s/ Joyce L. Collins
                         ----------------------------------------
                         Notary Public


My Commission expires:  9/30/02

COMMONWEALTH OF VIRGINIA    )

                            ) ss.:

COUNTY OF HENRICO           )


     The foregoing instrument was acknowledged before me on August 17, 1999, by Robert G. Partlow, Senior Vice President of Saxon Mortgage, Inc., a Virginia corporation, on behalf of the corporation.

                            /s/ Joyce L. Collins
                            -----------------------------------
                            Notary Public


My Commission expires:    9/30/02

CITY OF RICHMOND            )

                            ) ss.:

COMMONWEALTH OF VIRGINIA    )


     The foregoing instrument was acknowledged before me August 18, 1999, by Lila R. Garlin, a Vice President of Chase Bank of Texas, National Association, a national banking association, on behalf of the bank.


                             /s/ Patsy K. Childress
                            ------------------------------------
                            Notary Public


My Commission expires:  February 28, 2003

                                  Schedule I

                                Mortgage Loans
                                --------------



     A.   Group I Mortgage Loans.

     B.   Group II Mortgage Loans.

                                  Schedule II

                                Sales Agreement
                                ---------------

                                 Schedule III

                      Form of Subsequent Sales Agreement
                      ----------------------------------